                             P R O S P E C T U S


Financial
Direction                                   November 15, 1995

[ LOGO ]
                                            PILOT SMALL CAPITALIZATION
                                            EQUITY FUND

                                            PILOT SHARES


                                     THE
                                    PILOT
                                    FUNDS


                            Not part of Prospectus

                               TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
EXPENSE SUMMARY...................................................................................      2
INTRODUCTION......................................................................................      3
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS..................................................      3
  DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES.............................................      3
  RISK FACTORS....................................................................................      7
  FUNDAMENTAL LIMITATIONS.........................................................................      7
INVESTING IN THE PILOT FUNDS......................................................................      8
  HOW TO BUY SHARES...............................................................................      8
  HOW TO SELL SHARES..............................................................................      9
DIVIDENDS AND DISTRIBUTIONS.......................................................................      9
EXCHANGE PRIVILEGE................................................................................     10
THE PILOT FAMILY OF FUNDS.........................................................................     10
THE BUSINESS OF THE FUND..........................................................................     10
  FUND MANAGEMENT.................................................................................     10
  TAX IMPLICATIONS................................................................................     12
  MEASURING PERFORMANCE...........................................................................     13

                                THE PILOT FUNDS

                                      LOGO

                          PROSPECTUS FOR PILOT SHARES

                                     OF THE

                     PILOT SMALL CAPITALIZATION EQUITY FUND

November 15, 1995
--------------------------------------------------------------------------------

The Pilot Funds is an open-end, management investment company (a "mutual fund") consisting of multiple portfolios. This prospectus relates solely to the offering of Pilot Shares of the Pilot Small Capitalization Equity Fund (the "Fund"). Boatmen's Trust Company serves as the Fund's investment adviser (the "Adviser"). Pilot Funds Distributors, Inc. serves as the Fund's distributor, and its parent, Concord Holding Corporation, serves as the Fund's administrator.

The Fund seeks to provide long-term capital growth by investing primarily in equity securities of companies with market capitalizations of $1 billion or less. The Fund is intended for investors seeking long-term capital growth which are willing to accept the relative risks associated with small cap investments.

FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BOATMEN'S TRUST COMPANY OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE AMOUNT OF DIVIDENDS PAID BY THE FUND WILL VARY. BOATMEN'S TRUST COMPANY SERVES AS INVESTMENT ADVISER TO THE FUND, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH PILOT FUNDS DISTRIBUTOR, INC., THE FUND'S DISTRIBUTOR.

THIS PROSPECTUS DESCRIBES CONCISELY THE INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

MORE INFORMATION ABOUT THE FUND IS CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 15, 1995 CAN BE OBTAINED FREE UPON REQUEST BY CALLING 800/71-PILOT, BY CALLING YOUR INSTITUTION OR BY WRITING PILOT FUNDS DISTRIBUTORS, INC., 125 WEST 55TH STREET, NEW YORK, NEW YORK 10019. THE STATEMENT OF ADDITIONAL INFORMATION, AS IT MAY BE REVISED FROM TIME TO TIME, IS INCORPORATED BY REFERENCE INTO, AND CONSIDERED A PART OF, THE PROSPECTUS.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

Below is information regarding the Fund's shareholder transaction expenses and the operating expenses which the Fund expects to incur during the current fiscal year on its Pilot Shares. Examples based on this information are also provided.

                                                                                             PILOT
                                                                                             SHARES
                                                                                             ----
SHAREHOLDER TRANSACTION EXPENSES:
     Front End Sales Charge Imposed on Purchases (as a percentage of offering price).......  None
     Sales Charge Imposed on Reinvested Dividends..........................................  None
     Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, whichever is lower)........................................................  None
     Exchange Fee..........................................................................  None
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets):
     Management Fee (after waivers)(1).....................................................  0.75%
     Rule 12b-1/Distribution Payments......................................................  0.00%
     Other Expenses(2).....................................................................  0.25%
                                                                                             ----
     Total Fund Operating Expenses(1)......................................................  1.00%
                                                                                             =====

------------
(1) This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of the Fund. Without waivers by the Adviser, investment management fees as a percentage of net assets would be 1.00%. The Adviser and Administrator also expect to reimburse a portion of the operating expenses of Pilot Shares of the Fund during the current fiscal year. Absent waivers and expense reimbursements, the total operating expenses for Pilot Shares of the Fund would be 1.77%. These waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund at the discretion of the Adviser or Administrator and without the consent of the Fund. You should note that any fees that are charged by the Fund's Adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Fund are in addition to and not reflected in the fees and expenses described above.
(2) Other Expenses are based on estimated amounts incurred during the current fiscal year. The table does not reflect the allocation of any miscellaneous "class expenses" (i.e. certain printing and registration expenses).

EXAMPLE: Assume that the annual return on the Fund is 5%, and that its operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:

                                                                                  1              3
                                                                                 YEAR           YEARS
                                                                                 AFTER          AFTER
                                                                                 PURCHASE       PURCHASE
                                                                                 ----           ----
Pilot Shares...........................................................          $ 10           $ 32

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURNS OR OPERATING EXPENSES. THE FUND IS NEW AND ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

INTRODUCTION

The Pilot Small Capitalization Equity Fund uses a variety of different investments and investment techniques in seeking to achieve the Fund's investment objective. The Fund may not use all of the investments and investment techniques described in the following sections. The Fund is not designed to be a complete investment program but can be appropriate as part of a complete investment strategy. You should consider whether the Fund meets your investment goal. Although the Fund attempts to attain its investment objective, there can be no assurance it will be successful.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO CHANGE THE INVESTMENT OBJECTIVE OF THE FUND. HOWEVER, SHAREHOLDERS WILL BE GIVEN AT LEAST 30 DAYS' PRIOR WRITTEN NOTICE IN THE EVENT OF A CHANGE IN THE FUND'S OBJECTIVE. UNLESS OTHERWISE STATED, EACH INVESTMENT POLICY DESCRIBED BELOW MAY BE CHANGED AT ANY TIME BY THE PILOT FUNDS.

INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS

The investment objective of the Fund is to provide long-term capital growth by investing primarily in equity securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities, including securities convertible into equity securities. In addition, under normal circumstances, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.

In making investment decisions for the Fund, the Adviser on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represents only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relative earnings improvement. Typically, two types of companies are purchased:
(i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.

The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.

It is expected that the Fund's portfolio will consist of approximately 80 to 120 issues. The average capitalization in the Fund is expected to be $250-$450 million, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.

The Fund may invest up to 35% of its assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by Standard and Poor's Corporation ("S & P") or Aa or above by Moody's Investor Services, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), including money market instruments.

Investments and investment techniques in which the Fund may invest include common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending and repurchase agreements. These and other securities in which the Fund may invest are further described below.

DESCRIPTION OF SECURITIES AND
INVESTMENT TECHNIQUES

--Equity Securities. Equity securities evidence an ownership interest in the issuer and include common stocks, preferred stocks and convertible securities.

--Convertible Securities. The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they may be converted. All convertible securities purchased by the Fund will be rated AA or above by S & P or Aa or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. Convertible securities (which may be current or zero coupon securities) are bonds, notes, debentures, preferred stocks or other securities which may be converted or exchanged at a stated or determinable exchange ratio into shares of common stock. Prior to their conversion, convertible securities have general characteristics similar to non-convertible securities. While convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality, they may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock because they rank senior to common stock.

--Foreign Securities. The Fund may invest in foreign securities which are denominated in foreign currencies. Investment in foreign securities may present a greater degree of risk than investment in domestic securities because of less publicly-available financial and other information, less securities regulation, different accounting standards, lower trading volume and market volatility, difficulties in enforcing obligations, potential imposition of foreign withholding and other taxes (including withholding on dividends or interest paid to the Fund), war, expropriation or other adverse governmental or economic actions. Furthermore, the settlement period of securities transactions may be longer in foreign markets than in domestic markets, delivery of securities without payment therefor may be required and transactions may involve non-negotiable brokerage commissions. Purchases of foreign securities by the Fund will usually be made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, the Fund's performance may be favorably or unfavorably affected by changes in exchange rates or exchange rate controls, which may include suspension of the ability to transfer currency from a given country. These risks generally are of greater concern in developing countries. The Fund may acquire U.S. dollar denominated obligations of the World Bank. Obligations of the World Bank are supported by subscribed but unpaid commitments of its member countries; there is no assurance that these commitments will be fulfilled in the future.

--American/European Depository Receipts. The Fund may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs and EDRs may not entitle the Fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs or EDRs. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs also involve certain risks of other investments in foreign securities.

--Options Transactions. The Fund may purchase and sell (write) call and put options on securities. Such options are agreements by the Fund in exchange for a premium to sell or purchase securities at a specified price if the option is exercised on or before a set date. Put options on securities will be written only when the underlying securities are ones which the Fund could otherwise purchase. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. Call options will be sold (written) only when the underlying securities are ones which the Fund holds.

The Fund may purchase and sell (write) call and put options on securities to hedge against the risk of unfavorable price movements adversely affecting the value of the securities the Fund holds or intends to buy.

The Fund may also purchase and sell (write) call and put options on securities indexes to hedge against the risk of unfavorable price movements in securities. Options on securities indexes are similar to options on securities except that the holder of an option on an index has the right, in return for the premium paid, to buy from (in the case of a call) or sell (in the case of a put) the writer of the option the cash value of the index (rather than the security underlying the option) at a specified exercise price at any time during the term of the option.

The Fund is required to segregate assets, consisting of cash, U.S. Government securities or other high grade liquid debt obligations in an amount equal to the value of its obligations unless offsetting positions are maintained.

--Futures Contracts and Options on Futures Contracts. For bona fide hedging or other permissible risk management purposes, such as protecting the price or interest rate of a security it holds or intends to buy, the Fund may enter into futures contracts on securities and securities indexes and may purchase and sell (write) call and put options on these futures contracts. The Fund may also enter into futures contracts and related options for purposes consistent with the regulations of the Commodities Futures Trading Commission.

Hedging and other risk-management transactions are undertaken to reduce or eliminate any of several kinds of price fluctuation risk. For example, put options on securities futures might be purchased to protect against declines in the market values of debt securities occasioned by higher interest rates and securities-index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. If these hedging transactions are successful, the futures or options positions taken by the Fund will rise in value by an amount which approximately offsets the decline in the value of the portion of a portfolio that is being hedged. Such decline in value might be caused by a decline in the market value of portfolio securities.

The Fund may lose the expected benefit of futures transactions if securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance for the Fund than that performance it would have had had it not entered into any futures transactions. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. This could limit the Fund's ability to hedge effectively against interest rate or market risk or both and give rise to additional risks. There is no assurance of market liquidity for purposes of closing out positions in futures contracts and options on futures contracts; if such positions cannot be closed, the Fund may incur losses in excess of its initial margin deposits.

The Fund will incur brokerage costs and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and options thereon. In addition, the Fund is required to segregate assets, consisting of cash, U.S. Government securities or other high grade liquid debt obligations in an amount equal to the value of the instruments underlying futures contracts and options thereon.

--Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account with the Funds' custodian or subcustodian until the settlement date, cash, U.S. Government securities or other high grade liquid debt obligations in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased decreases prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so and such disposition may give rise to a capital gain and loss.

--Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") for hedging and to purchase or sell currency in connection with purchases and sales of foreign securities. A forward contract is individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. A forward contract may be for a single price or for a range of prices. The Fund may be required to segregate assets, consisting of cash, U.S. Government securities or other high grade liquid debt obligations to cover forward contracts that require it to purchase foreign currency.

The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, such contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. When the Adviser believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one ("cross-hedging"). The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than that performance it would have had had it not engaged in forward contracts.

--U.S. Government Securities. The Fund may purchase obligations of the U.S. Government. These obligations are issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities

("U.S. Government Securities"). Some U.S. Government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, are supported by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will continue to provide financial support to U.S. Government agencies, authorities or instrumentalities.

--U.S. and Foreign Bank Obligations. The Fund may invest in domestic bank obligations of banks that have total assets in excess of $1 billion and are subject to U.S. Government regulation, and in certificates of deposit issued by Federal Deposit Insurance Corporation (FDIC) members that have total assets less than $1 billion, provided that the principal amounts of such certificates are fully covered by FDIC insurance. The Fund may invest in U.S. dollar-denominated foreign bank obligations of foreign banks that have total assets in excess of $10 billion, are among the 75 largest foreign banks in total assets, have branches or agencies in the U.S. and meet other criteria established by the Fund's Trustees. The Fund may also invest in other bank obligations.

--Lending of Portfolio Securities. The Fund may seek to increase its total return by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, U.S. Government securities or other high grade liquid debt obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which may be earned currently from securities loans of this type justifies the attendant risk. If securities loans are made, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund.

--Repurchase Agreements. The Fund may enter into repurchase agreements with banks and selected broker-dealers. A repurchase agreement is an agreement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. The repurchase price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased securities. The Fund's custodian or subcustodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including accrued interest, will at all times exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

--Liquidity Considerations. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons the Fund will not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit the Fund to terminate them after seven days notice, and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as securities for which the Adviser has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule
144A), are not subject to this 15% limitation.

--Portfolio Turnover. The Fund may engage in short-term trading to achieve its investment objective. The annual portfolio turnover rate for the Fund is not expected to exceed 125% during the next twelve months. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by the Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "The Business of the Fund--Tax Implications").

--Other Information. Certain brokers who are affiliated with The Pilot Funds may act as broker for the Funds on exchange portfolio transactions, subject, however, to procedures adopted by the Board of Trustees. Commissions, fees or other remuneration paid to an affiliated broker must be at least as favorable as those which the Trustees believe to be charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. A transaction will not be placed with an affiliated broker if the Fund would have to pay a commission rate less favorable than the affiliated broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the affiliated broker acts as a clearing broker for another brokerage firm, and any customers of the affiliated broker not comparable to The Pilot Funds as determined by the Board of Trustees.

The Pilot Funds has also adopted certain procedures which enable the Fund to purchase certain instruments during the existence of an underwriting or selling syndicate of which an affiliated broker is a member. These procedures establish certain limitations on the amount of securities which can be purchased in any single offering and on the amount of the Fund's assets which may be invested in any single offering. Because of the active role which may be played by affiliated brokers in the underwriting of securities, the Fund's ability to purchase securities in the primary market may from time to time be limited.

SPECIAL RISK FACTORS

--Other Risk Considerations. As with an investment in any mutual fund, an investment in the Fund entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

--Small Capitalization Companies. The Fund invests primarily in smaller, lesser-known companies which the Adviser believes offer greater growth potential than larger, more mature, better-known firms. Investing in the securities of such companies, however, may also involve greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

--Foreign Securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

--Convertible Securities. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines.

FUNDAMENTAL LIMITATIONS

Certain investment policies of the Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental". Some of these fundamental limitations are summarized below and are set out in full in the Statement of Additional Information, which is available upon request.

1. The Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions).

2. The Fund may not invest (with certain limited exceptions, including U.S. Government securities) more than 5% of its total assets in the securities of a single issuer or subject to puts from any one issuer, except that up to 25% of the total assets of the Fund can be invested without regard to the 5% limitation. The Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

3. The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.

4. The Fund may not make loans, except that it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities.

If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of the Fund's portfolio securities does not mean that the limitation has been violated.

INVESTING IN THE PILOT FUNDS

HOW TO BUY SHARES

Pilot Shares are sold on a continuous basis by Pilot Funds Distributors, Inc. (the "Distributor").

Pilot Shares are sold to Boatmen's Trust Company (referred to as "Boatmen's" or the "Adviser") and its affiliates (Boatmen's and such affiliates being sometimes referred to herein individually as an "Institution" and collectively as "Institutions") acting on behalf of themselves or their customers who maintain qualified trust, agency or custodial accounts ("Customers"). Customers may include individuals, trusts, partnerships, institutions and corporations. All share purchases are effected through a Customer's account at an Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the Institution involved. Institutions (or their nominees) will normally be the holders of record of Pilot Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund will be governed by the Customers' account agreements with the Institutions.

Pilot Shares are sold at the net asset value per share next determined after receipt of a purchase order from an Institution by the Fund's transfer agent. The minimum initial investment in the Fund for an Institution is $500,000 with no minimum subsequent investment. Institutions may establish different minimum investment requirements for their Customers and may charge their Customers certain account fees depending on the type of account a Customer has established with the Institution. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these minimum account requirements, services and any charges should be obtained from the Institutions before a customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.

Purchase orders placed by an Institution for Pilot Shares must be received by the Fund's transfer agent before the close of regular trading hours (currently 3:00 p.m. Central time) on the New York Stock Exchange (the "Exchange") on a day when the Exchange is open for trading (a "Business Day"), which is Monday through Friday except for holidays (scheduled Exchange holidays for 1995 are New Years Day (observed), President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed)). Payment for shares must be made by Institutions in federal funds or other funds immediately available to the Fund's custodian no later than 3:00 p.m. (Central time) on the Business Day immediately following placement of the purchase order. On those days when the Exchange closes early as a result of such day being a partial holiday or otherwise, the right is reserved to advance the time on that day by which purchase and redemption requests must be received.

It is the responsibility of Institutions to transmit orders for purchases by their Customers promptly to the Fund in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If federal funds are not received within the period described, the order will be canceled, notice will be given, and the Institution will be responsible for any loss to The Pilot Funds or its beneficial shareholders. Payments for shares of the Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.

Purchase orders must include the purchasing Institution's tax identification number. The Pilot Funds reserves the right to reject any purchase order or to waive the minimum initial investment requirement. Payment for orders which are not received or accepted will be returned after prompt notice. The issuance of shares is recorded in the shareholders records of the Fund, and share certificates will not be issued.

HOW TO SELL SHARES

Redemption orders are effected at the net asset value per share next determined after receipt of the order from an Institution by The Pilot Funds' transfer agent. The Pilot Funds imposes no charges when Pilot Shares are redeemed. Institutions may charge fees to their Customers for their services in connection with the instructions and limitations pertaining to the account at the Institution.

The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act of 1940.

The Pilot Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of the Fund's responsibilities under the Investment Company Act of 1940. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate. In those cases, an investor may incur brokerage costs in converting securities to cash. The Fund may also redeem shares involuntarily if the balance has fallen below the minimum level due to shareholder redemptions and not as a result of market fluctuations.

It is the responsibility of the Institutions to provide their customers with statements of account with respect to transactions made for their accounts at the Institutions.

Share balances may be redeemed pursuant to arrangements between Institutions and their Customers. It is the responsibility of an Institution to transmit redemption orders to The Pilot Funds' transfer agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for the Fund are normally wired to the redeeming Institution the following Business Day after receipt of the order by the transfer agent. The Pilot Funds reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

You should note that neither The Pilot Funds nor its service contractors will be responsible for any loss or expense for acting upon telephone instructions that are believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Pilot Funds will use procedures considered reasonable.

The net asset value of shares that are redeemed may be more or less than their original cost, depending on the Fund's current net asset value.

DIVIDENDS AND DISTRIBUTIONS

Where do your dividends and distributions come from?

Dividends for the Fund are derived from its net investment income which is made up of dividends received from the stocks it holds, as well as interest accrued on convertible securities, money market instruments and other debt obligations held in the portfolios.

The Fund realizes capital gains when it sells a security for more than its cost. The Fund may make distributions of its net realized capital gains, if any, after any reductions for capital loss carryforwards.

What are your dividend and distribution options?

Shareholders of record receive dividends and net capital gain distributions. You will automatically receive dividends and distributions in additional shares of the same share class of the Fund for which the dividend or distribution was declared, unless you specifically elect to receive payments in cash. Your election and any subsequent change should be made in writing to your Institution.

Your election is effective for dividends and distributions with record dates after the date the Transfer Agent receives the election. Dividends and distributions are declared and paid monthly.

Net capital gain distributions for the Fund, if any, are distributed at least annually after any reductions for capital loss carryforwards.

Explanation of Sales Price

Pilot Shares of the Fund are sold at net asset value. Net asset value per share is determined on each Business Day (as defined above) at 3:00 p.m. (Central time) with respect to the Fund by adding the value of a Fund's investments, cash and other assets attributable to its Pilot Shares, subtracting the Fund's liabilities attributable to those shares, and then dividing the result by the number of Pilot Shares in the Fund that are outstanding. The assets of the Fund are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by the Fund that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. More information about valuation can be found in the Fund Statement of Additional Information, which is available upon request.

EXCHANGE PRIVILEGE

If you wish, Pilot Shares of the Fund may be exchanged for Class A Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with Boatmen's or its affiliates. Similarly, a Customer may exchange Class A Shares for Pilot Shares of the Fund if the shares are to be held in such a qualified trust, agency or custodial account. Pilot Shares of the Fund may also be exchanged for Pilot Shares of any of the other investment portfolios of The Pilot Funds. These exchanges are made without a sales charge at the net asset value of the respective share classes or Fund. The particular class of shares or Fund you are exchanging into must be registered for sale in your state. The exchange privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination of the exchange privilege except where notice is not required by the Securities and Exchange Commission.

THE PILOT FAMILY OF FUNDS

The Pilot Funds was organized on July 15, 1982 as a Massachusetts business trust under the name Centerland Fund. On June 1, 1994, its name was changed to The Pilot Funds. The Pilot Funds is a mutual fund of the type known as an "open-end management investment company." A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Agreement and Declaration of Trust permits the Board of Trustees of The Pilot Funds to create separate series or portfolios of shares. To date, eleven portfolios have been established. The Agreement and Declaration of Trust also permits the Board of Trustees to classify or reclassify any series or portfolio of shares into one or more classes. The Trustees have authorized the issuance of an unlimited number of shares in each of three share classes (Class A Shares, Class B Shares and Pilot Shares) in the Funds. Each Fund is classified as a diversified company. Information regarding The Pilot Funds' other portfolios may be obtained by contacting The Pilot Funds or the Distributor.

The Fund offers Pilot Shares solely to Boatmen's and its affiliated banks, acting on behalf of themselves and their customers. Pilot Shares are sold without a front-end or contingent deferred sales charge to qualified shareholders. Shares of each class bear their pro rata portion of all operating expenses paid by the Fund, except certain payments under the Funds' Distribution Plans applicable only to Class A or Class B Shares. Class A and Class B Shares of the Fund are described in another prospectus.

Persons selling or servicing different classes of shares of the Fund may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND PROPORTIONATE FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Shares of all the Pilot Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of the Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and fundamental investment policies. Only Class A shareholders, however, will vote on matters relating to the Distribution Plan for Class A Shares and only Class B shareholders will vote on matters relating to the Distribution Plan for Class B Shares.

THE PILOT FUNDS IS NOT REQUIRED TO AND DOES NOT CURRENTLY EXPECT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS, ALTHOUGH SPECIAL MEETINGS MAY BE CALLED FOR PURPOSES SUCH AS ELECTING OR REMOVING TRUSTEES OR OTHER PURPOSES.

THE BUSINESS OF THE FUND

FUND MANAGEMENT

THE BUSINESS AFFAIRS OF THE PILOT FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

SERVICE PROVIDERS

Adviser: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's" or the "Adviser") manages the investment portfolio of the Fund, selecting the investments and making purchase and sale orders. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737.

Administrator: CONCORD HOLDING CORPORATION (referred to as "Concord"), is responsible for coordinating the Fund's efforts and generally overseeing the operation of the Funds' business. Concord's principal offices are located at 125 West 55th Street, New York, New York 10019. Concord is a wholly-owned subsidiary of The BISYS Group, Inc.

Distributor: The Fund's shares are sold on a continuous basis by the Distributor, PILOT FUNDS DISTRIBUTORS, INC.

(referred to as the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Concord that is located at 125 West 55th Street, New York, New York 10019.

Custodian: STATE STREET BANK AND TRUST COMPANY (referred to as "State Street") is responsible for holding the investments purchased by the Fund. State Street is located at 225 Franklin Street, Boston, Massachusetts 02110.

Transfer Agent: BISYS FUND SERVICES OHIO, INC. (referred to as the "Transfer Agent") is the transfer and dividend disbursing agent of the Fund. It maintains the account records of all shareholders and administers the distribution of all income earned as a result of investing in the Fund. The Transfer Agent is located at 3435 Stelzer Road, Columbus, OH 43219.

MORE ABOUT BOATMEN'S. Founded in 1889, Boatmen's, a trust company organized under the laws of Missouri, provides a broad range of trust and investment services for individuals, privately and publicly held businesses, governmental units, pension and profit sharing plans and other institutions and organizations. As of June 30, 1995, Boatmen's and its affiliates managed nearly $83 billion in assets ($45 billion over which they had investment discretion and $38 billion over which they did not have investment discretion).

Set forth below is certain performance data relating to a trust fund of the Adviser and its affiliates (the "Commingled Fund"), which has been managed with full investment authority by the Adviser and/or its affiliates. This Commingled Fund has a substantially similar investment objective and uses similar investment strategies and techniques as will be used by the Fund.

THE PERFORMANCE INFORMATION SET FORTH BELOW REFLECTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND, OR ANY OF THE OTHER INVESTMENT PORTFOLIOS OF THE PILOT FUNDS. Performance will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, because the Fund is actively managed, its investments will vary from time to time and will not be identical to those investments held by the Commingled Fund.

The Fund's quoted performance data will include the performance of the Commingled Fund for periods prior to the Fund's effective date. The Commingled Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions imposed by the Act. If the Commingled Fund had been registered under the 1940 Act, its performance may have been adversely affected.

                COMPOSITE PERFORMANCE FOR THE COMMINGLED FUND(1)
              SHOWING AVERAGE ANNUAL TOTAL RETURNS(2) FOR VARIOUS
                        PERIODS ENDED SEPTEMBER 30, 1995

                                            PILOT
                                            SHARES
                                            ------
One Year................................     31.52%
Since Inception November 30, 1991.......     22.68%

---------------
1. The Commingled Fund consists of the Small Capitalization Equity Collective Employee Benefit Trust Fund of Boatmen's Trust Company.

2. The average annual total return is calculated in conformity with Securities and Exchange Commission guidelines and includes reinvestment of all net investment income and capital gain distributions and reflect projected annual fund operating expenses of 1.00% for the Pilot Shares.

Boatmen's Bancshares, Inc., Boatmen's parent, is a registered bank holding company which owns substantially all of the outstanding capital stock of numerous commercial banks located in Arkansas, Illinois, Iowa, Kansas, Missouri, New Mexico, Oklahoma, Tennessee and Texas, a mortgage banking company, a credit life insurance company and a credit card bank.

Michael E. Kenneally, CFA, Senior Vice President & Director of Research, is primarily responsible for the day to day management of the Fund's investment activities. Mike currently oversees Boatmen's fundamental and quantitative research efforts as well as passive and quantitative investment management. His additional responsibilities include investment product development, international equity products, and equity derivative strategies. He joined Boatmen's in 1983 as an equity analyst, later became a quantitative analyst, and subsequently worked as both a fixed-income portfolio manager and an equity/balanced portfolio manager.

Although expected to be infrequent, Boatmen's may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Boatmen's) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Boatmen's will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.

MORE ABOUT CONCORD. Concord is a Delaware corporation that was organized in 1987 to provide administrative services to mutual funds. Concord is a wholly-owned subsidiary of The BISYS Group, Inc. Concord provides a wide range of such services to the Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares and dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Concord has entered into an agreement with State Street to perform certain services, such as the calculation of net asset value of the Funds' shares and dividend and capital gains distributions to shareholders, and maintaining the Funds' books and records. The Funds bear all fees and expenses charged by State Street for these services. Certain officers of The Pilot Funds, namely Messrs. West, Tomko, Dean, Lay and Martinez are also employees and/or officers of Concord and the Distributor.

EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Fund, the Fund incurs certain expenses. Expenses are paid out of the Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

Boatmen's is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 1.00% of the Fund's average daily net assets.

Additionally, Concord is entitled to an administration fee from The Pilot Funds which is calculated based on the net assets of all of the investment portfolios of The Pilot Funds combined. Under the Administration Agreement, the Fund pays its pro-rata share of an annual fee to Concord, computed daily and payable monthly, of .115 of 1% of The Pilot Funds' average net assets up to $1.5 billion, .110 of 1% of The Pilot Funds' average net assets on the next $1.5 billion and .1075 of 1% of The Pilot Funds' average net assets in excess of $3 billion.

Operating expenses borne by the Fund include taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, Concord or any of their affiliates; Securities and Exchange Commission fees; state securities registration and qualification fees; advisory fees; administration fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.

FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Boatmen's and the Funds' other service providers, as well as by certain mandatory expense limits imposed by some state securities regulators. However, as to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by the Fund for such amounts prior to fiscal year end. These waivers and reimbursements would increase the total return to investors when made but would decrease total return if the Fund were required to reimburse a service provider.

TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a short summary of the important tax considerations generally affecting the Fund and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU.

FEDERAL TAXES. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (called the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.

In order to so qualify, the Fund intends to pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends and gains attributable to market discount on taxable as well as tax-exempt securities. To the extent you receive such a dividend based on either investment company taxable income or the excess of net short-term capital gain over net long-term capital loss, you would treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from the Fund will be taxable to you as ordinary income. Also, to the extent that the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction.

Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.

Before you purchase shares of the Fund, you should consider the effect of any dividends and capital gain distributions that are expected to be declared or that have been declared, but not yet paid. When the Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable distribution or dividend.

Any dividends declared by the Fund in October, November or December of a particular year and payable to shareholders during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

Shareholders in the Fund may realize a taxable gain or loss when redeeming, transferring or exchanging shares of the Fund, generally depending on the difference in the prices at which the shareholder purchased and sold the shares. This gain or loss will be long-term or short-term, generally depending on how long the shareholder held the shares.

The Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

MEASURING PERFORMANCE

Performance information provides you with a method of measuring and monitoring your investments. The Fund may quote its performance in advertisements or shareholder communications. The performance for each class of shares of the Fund is calculated separately from the performance of the Fund's other classes of shares.

Understanding performance measures:

TOTAL RETURN for the Fund may be calculated on an AVERAGE ANNUAL TOTAL RETURN basis or an AGGREGATE TOTAL RETURN basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

The Fund may provide quotes of total return WITHOUT REFLECTING A FRONT-END SALES CHARGE, which quotations will, of course, be higher than quotations that do reflect such a sales charge.

Performance comparisons:

The Fund may compare its total returns to that of mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

Total return is reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.

The performance of the Fund may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., and total returns for the Fund may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Bond Indexes, the Merrill Lynch Bond Indexes, the Wilshire 5000 Equity Indexes or the Consumer Price Index.

PERFORMANCE QUOTATIONS WILL FLUCTUATE, AND YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION MAY CHARGE DIRECTLY TO ITS CUSTOMER ACCOUNTS IN CONNECTION WITH AN INVESTMENT IN THE FUND WILL NOT BE INCLUDED IN THE FUNDS' CALCULATIONS OF TOTAL RETURN.

INQUIRIES REGARDING THE FUND MAY BE DIRECTED TO THE DISTRIBUTOR AT 125 WEST 55TH STREET, NEW YORK, NEW YORK 10019.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUND INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS

PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PILSMCPPS95P

Financial
Direction

[LOGO]

                                                    PROSPECTUS


                                                November 15, 1995



                                                    PILOT SMALL CAPITALIZATION

                                                    EQUITY FUND

                                                    CLASS A SHARES AND
                                                    CLASS B SHARES

                                      THE
                                     PILOT
                                     FUNDS


                                                          NOT PART OF PROSPECTUS

                               TABLE OF CONTENTS


                                                                                                     PAGE
                                                                                                     ----
EXPENSE SUMMARY...................................................................................      2
INTRODUCTION......................................................................................      3
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS..................................................      3
  DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES.............................................      3
  RISK FACTORS....................................................................................      7
  FUNDAMENTAL LIMITATIONS.........................................................................      7
INVESTING IN THE PILOT FUNDS......................................................................      8
  HOW TO BUY SHARES...............................................................................     11
  HOW TO SELL SHARES..............................................................................     13
  TRANSACTION RULES...............................................................................     14
YOUR PILOT FUND ACCOUNT...........................................................................     15
DIVIDENDS AND DISTRIBUTIONS.......................................................................     18
DISTRIBUTION AND SERVICE ARRANGEMENTS.............................................................     19
THE PILOT FAMILY OF FUNDS.........................................................................     20
THE BUSINESS OF THE FUND..........................................................................     20
  FUND MANAGEMENT.................................................................................     20
  TAX IMPLICATIONS................................................................................     22
  MEASURING PERFORMANCE...........................................................................     23

                                THE PILOT FUNDS


                                     [LOGO]

                PROSPECTUS FOR CLASS A SHARES AND CLASS B SHARES

                                     OF THE


                     PILOT SMALL CAPITALIZATION EQUITY FUND



November 15, 1995

--------------------------------------------------------------------------------


The Pilot Funds is an open-end, management investment company (a "mutual fund") consisting of multiple portfolios. This prospectus relates solely to the offering of Class A and Class B Shares of the Pilot Small Capitalization Equity Fund (the "Fund"). Boatmen's Trust Company serves as the Fund's investment adviser (the "Adviser"). Pilot Funds Distributors, Inc. serves as the Fund's distributor, and its parent, Concord Holding Corporation, serves as the Fund's administrator.



The Fund seeks to provide long-term capital growth by investing primarily in equity securities of companies with market capitalizations of $1 billion or less. The Fund is intended for investors seeking long-term capital growth which are willing to accept the relative risks associated with small cap investments.


FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BOATMEN'S TRUST COMPANY OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE AMOUNT OF DIVIDENDS PAID BY THE FUND WILL VARY. BOATMEN'S TRUST COMPANY SERVES AS INVESTMENT ADVISER TO THE FUND, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH PILOT FUNDS DISTRIBUTOR, INC., THE FUND'S DISTRIBUTOR.

THIS PROSPECTUS DESCRIBES CONCISELY THE INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.


MORE INFORMATION ABOUT THE FUND IS CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 15, 1995 CAN BE OBTAINED FREE UPON REQUEST BY CALLING 800/71-PILOT, BY CALLING YOUR INSTITUTION OR BY WRITING PILOT FUNDS DISTRIBUTORS, INC., 125 WEST 55TH STREET, NEW YORK, NEW YORK 10019. THE STATEMENT OF ADDITIONAL INFORMATION, AS IT MAY BE REVISED FROM TIME TO TIME, IS INCORPORATED BY REFERENCE INTO, AND CONSIDERED A PART OF, THE PROSPECTUS.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.


Below is information regarding the Fund's shareholder transaction expenses and the operating expenses which the Fund expects to incur during the current fiscal year on its Class A and Class B Shares. Examples based on this information are also provided.



                                                                                  CLASS A    CLASS B
                                                                                  -------    -------
SHAREHOLDER TRANSACTION EXPENSES:
     Front End Sales Charge Imposed on Purchases (as a percentage of offering
      price)....................................................................  4.50%(1)   None
     Sales Charge Imposed on Reinvested Dividends...............................  None       None
     Deferred Sales Charge (as a percentage of original purchase price or
      redemption proceeds, whichever is lower)..................................  None       4.50%(2)
     Exchange Fee...............................................................  None       None
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets):
     Management Fee (after waiver)(3)...........................................  0.75%      0.75%
     Rule 12b-1/Distribution Payments...........................................  0.25%      1.00%
     Other Expenses(4)..........................................................  0.25%      0.25%
                                                                                  ----       ----
     Total Fund Operating Expenses(3)...........................................  1.25%      2.00%
                                                                                  =====      =====


------------
(1) Reduced sales charges may be available. See "Shareholder Services--Front-End Sales Charge Reductions."
(2) This amount applies to redemptions during the first year. The charge decreases .50% annually to 2.50% for redemptions made during the fifth year and then decreases .75% to 1.75% for redemptions made during the sixth year. No deferred sales charge is charged for redemptions made after the sixth year. See "How to Buy Shares--Explanation of Sales Price."

(3) This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of the Fund. Without waivers by the Adviser, investment management fees as a percentage of net assets would be 1.00%. The Adviser and Administrator also expect to reimburse a portion of the operating expenses of Class A Shares and Class B Shares of the Fund during the current fiscal year. Absent waivers and expense reimbursements, the total operating expenses for the Fund would be 2.02% and 2.77% for Class A Shares and Class B Shares, respectively. You should note that any fees that are charged by the Fund's Adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Fund are in addition to and not reflected in the fees and expenses described above.

(4) Other Expenses are based on estimated amounts incurred during the current fiscal year. The table does not reflect the allocation of any miscellaneous "class expenses" (i.e. certain printing and registration expenses).

BECAUSE OF THE DISTRIBUTION PAYMENTS PAID BY THE FUND AS SHOWN IN THE ABOVE TABLE, LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE: Assume that the annual return on the Fund is 5%, and that its operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:


                                                                                     1             3
                                                                                 YEAR AFTER   YEARS AFTER
                                                                                  PURCHASE      PURCHASE
                                                                                 ----------   -----------
Class A Shares(1).........................................................          $57           $83
Class B Shares
     Assuming complete redemption at end of period(2).....................          $65           $98
     Assuming no redemption...............................................          $20           $63


------------
(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
(2) Assumes deduction of maximum applicable contingent deferred sales charge.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURNS OR OPERATING EXPENSES. THE FUND IS NEW AND ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

INTRODUCTION


The Pilot Small Capitalization Equity Fund uses a variety of different investments and investment techniques in seeking to achieve the Fund's investment objective. The Fund may not use all of the investments and investment techniques described in the following sections. The Fund is not designed to be a complete investment program but can be appropriate as part of a complete investment strategy. You should consider whether the Fund meets your investment goal. Although the Fund attempts to attain its investment objective, there can be no assurance it will be successful.


SHAREHOLDER APPROVAL IS NOT REQUIRED TO CHANGE THE INVESTMENT OBJECTIVE OF THE FUND. HOWEVER, SHAREHOLDERS WILL BE GIVEN AT LEAST 30 DAYS' PRIOR WRITTEN NOTICE IN THE EVENT OF A CHANGE IN THE FUND'S OBJECTIVE. UNLESS OTHERWISE STATED, EACH INVESTMENT POLICY DESCRIBED BELOW MAY BE CHANGED AT ANY TIME BY THE PILOT FUNDS.


INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS



The investment objective of the Fund is to provide long-term capital growth by investing primarily in equity securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities, including securities convertible into equity securities. In addition, under normal circumstances, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.



In making investment decisions for the Fund, the Adviser on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represents only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relative earnings improvement. Typically, two types of companies are purchased:
(i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.


The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.


It is expected that the Fund's portfolio will consist of approximately 80 to 120 issues. The average capitalization in the Fund is expected to be $250-$450 million, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.



The Fund may invest up to 35% of its assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by Standard and Poor's Corporation ("S & P") or Aa or above by Moody's Investor Services, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), including money market instruments.


Investments and investment techniques in which the Fund may invest include common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending and repurchase agreements. These and other securities in which the Fund may invest are further described below.

DESCRIPTION OF SECURITIES AND
INVESTMENT TECHNIQUES


--Equity Securities. Equity securities evidence an ownership interest in the issuer and include common stocks, preferred stocks and convertible securities.

--Convertible Securities. The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they may be converted. All convertible securities purchased by the Fund will be rated AA or above by S & P or Aa or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. Convertible securities (which may be current or zero coupon securities) are bonds, notes, debentures, preferred stocks or other securities which may be converted or exchanged at a stated or determinable exchange ratio into shares of common stock. Prior to their conversion, convertible securities have general characteristics similar to non-convertible securities. While convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality, they may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock because they rank senior to common stock.

--Foreign Securities. The Fund may invest in foreign securities which are denominated in foreign currencies. Investment in foreign securities may present a greater degree of risk than investment in domestic securities because of less publicly-available financial and other information, less securities regulation, different accounting standards, lower trading volume and market volatility, difficulties in enforcing obligations, potential imposition of foreign withholding and other taxes (including withholding on dividends or interest paid to the Fund), war, expropriation or other adverse governmental or economic actions. Furthermore, the settlement period of securities transactions may be longer in foreign markets than in domestic markets, delivery of securities without payment therefor may be required and transactions may involve non-negotiable brokerage commissions. Purchases of foreign securities by the Fund will usually be made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, the Fund's performance may be favorably or unfavorably affected by changes in exchange rates or exchange rate controls, which may include suspension of the ability to transfer currency from a given country. These risks generally are of greater concern in developing countries. The Fund may acquire U.S. dollar denominated obligations of the World Bank. Obligations of the World Bank are supported by subscribed but unpaid commitments of its member countries; there is no assurance that these commitments will be fulfilled in the future.

--American/European Depository Receipts. The Fund may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs and EDRs may not entitle the Fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs or EDRs. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs also involve certain risks of other investments in foreign securities.

--Options Transactions. The Fund may purchase and sell (write) call and put options on securities. Such options are agreements by the Fund in exchange for a premium to sell or purchase securities at a specified price if the option is exercised on or before a set date. Put options on securities will be written only when the underlying securities are ones which the Fund could otherwise purchase. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. Call options will be sold (written) only when the underlying securities are ones which the Fund holds.

The Fund may purchase and sell (write) call and put options on securities to hedge against the risk of unfavorable price movements adversely affecting the value of the securities the Fund holds or intends to buy.

The Fund may also purchase and sell (write) call and put options on securities indexes to hedge against the risk of unfavorable price movements in securities. Options on securities indexes are similar to options on securities except that the holder of an option on an index has the right, in return for the premium paid, to buy from (in the case of a call) or sell (in the case of a put) the writer of the option the cash value of the index (rather than the security underlying the option) at a specified exercise price at any time during the term of the option.

The Fund is required to segregate assets, consisting of cash, U.S. Government securities or other high grade liquid debt obligations in an amount equal to the value of its obligations unless offsetting positions are maintained.

--Futures Contracts and Options on Futures Contracts. For bona fide hedging or other permissible risk management purposes, such as protecting the price or interest rate of a security it holds or intends to buy, the Fund may enter into futures contracts on securities and securities indexes and may purchase and sell (write) call and put options on these futures contracts. The Fund may also enter into futures contracts and related options for purposes consistent with the regulations of the Commodities Futures Trading Commission.

Hedging and other risk-management transactions are undertaken to reduce or eliminate any of several kinds of price fluctuation risk. For example, put options on securities futures might be purchased to protect against declines in the market values of debt securities occasioned by higher interest rates and securities-index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. If these hedging transactions are successful, the futures or options positions taken by the Fund will rise in value by an amount which approximately offsets the decline in the value of the portion of a portfolio that is being hedged. Such decline in value might be caused by a decline in the market value of portfolio securities.

The Fund may lose the expected benefit of futures transactions if securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance for the Fund than that performance it would have had had it not entered into any futures transactions. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. This could limit the Fund's ability to hedge effectively against interest rate or market risk or both and give rise to additional risks. There is no assurance of market liquidity for purposes of closing out positions in futures contracts and options on futures contracts; if such positions cannot be closed, the Fund may incur losses in excess of its initial margin deposits.

The Fund will incur brokerage costs and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and options thereon. In addition, the Fund is required to segregate assets, consisting of cash, U.S. Government securities or other high grade liquid debt obligations in an amount equal to the value of the instruments underlying futures contracts and options thereon.

--Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account with the Funds' custodian or subcustodian until the settlement date, cash, U.S. Government securities or other high grade liquid debt obligations in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased decreases prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so and such disposition may give rise to a capital gain and loss.

--Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") for hedging and to purchase or sell currency in connection with purchases and sales of foreign securities. A forward contract is individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. A forward contract may be for a single price or for a range of prices. The Fund may be required to segregate assets, consisting of cash, U.S. Government securities or other high grade liquid debt obligations to cover forward contracts that require it to purchase foreign currency.

The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, such contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. When the Adviser believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one ("cross-hedging"). The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than that performance it would have had had it not engaged in forward contracts.

--U.S. Government Securities. The Fund may purchase obligations of the U.S. Government. These obligations are issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities

("U.S. Government Securities"). Some U.S. Government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, are supported by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will continue to provide financial support to U.S. Government agencies, authorities or instrumentalities.

--U.S. and Foreign Bank Obligations. The Fund may invest in domestic bank obligations of banks that have total assets in excess of $1 billion and are subject to U.S. Government regulation, and in certificates of deposit issued by Federal Deposit Insurance Corporation (FDIC) members that have total assets less than $1 billion, provided that the principal amounts of such certificates are fully covered by FDIC insurance. The Fund may invest in U.S. dollar-denominated foreign bank obligations of foreign banks that have total assets in excess of $10 billion, are among the 75 largest foreign banks in total assets, have branches or agencies in the U.S. and meet other criteria established by the Fund's Trustees. The Fund may also invest in other bank obligations.

--Lending of Portfolio Securities. The Fund may seek to increase its total return by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, U.S. Government securities or other high grade liquid debt obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which may be earned currently from securities loans of this type justifies the attendant risk. If securities loans are made, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund.

--Repurchase Agreements. The Fund may enter into repurchase agreements with banks and selected broker-dealers. A repurchase agreement is an agreement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. The repurchase price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased securities. The Fund's custodian or subcustodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including accrued interest, will at all times exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

--Liquidity Considerations. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons the Fund will not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit the Fund to terminate them after seven days notice, and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as securities for which the Adviser has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule
144A), are not subject to this 15% limitation.


--Portfolio Turnover. The Fund may engage in short-term trading to achieve its investment objective. The annual portfolio turnover rate for the Fund is not expected to exceed 125% during the next twelve months. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by the Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "The Business of the Fund--Tax Implications").

--Other Information. Certain brokers who are affiliated with The Pilot Funds may act as broker for the Funds on exchange portfolio transactions, subject, however, to procedures adopted by the Board of Trustees. Commissions, fees or other remuneration paid to an affiliated broker must be at least as favorable as those which the Trustees believe to be charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. A transaction will not be placed with an affiliated broker if the Fund would have to pay a commission rate less favorable than the affiliated broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the affiliated broker acts as a clearing broker for another brokerage firm, and any customers of the affiliated broker not comparable to The Pilot Funds as determined by the Board of Trustees.

The Pilot Funds has also adopted certain procedures which enable the Fund to purchase certain instruments during the existence of an underwriting or selling syndicate of which an affiliated broker is a member. These procedures establish certain limitations on the amount of securities which can be purchased in any single offering and on the amount of the Fund's assets which may be invested in any single offering. Because of the active role which may be played by affiliated brokers in the underwriting of securities, the Fund's ability to purchase securities in the primary market may from time to time be limited.


SPECIAL RISK FACTORS


--Other Risk Considerations. As with an investment in any mutual fund, an investment in the Fund entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.


--Small Capitalization Companies. The Fund invests primarily in smaller, lesser-known companies which the Adviser believes offer greater growth potential than larger, more mature, better-known firms. Investing in the securities of such companies, however, may also involve greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.


--Foreign Securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

--Convertible Securities. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines.

FUNDAMENTAL LIMITATIONS


Certain investment policies of the Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental". Some of these fundamental limitations are summarized below and are set out in full in the Statement of Additional Information, which is available upon request.


1. The Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions).

2. The Fund may not invest (with certain limited exceptions, including U.S. Government securities) more than 5% of its total assets in the securities of a single issuer or subject to puts from any one issuer, except that up to 25% of the total assets of the Fund can be invested without regard to the 5% limitation. The Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

3. The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.

4. The Fund may not make loans, except that it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities.

If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of the Fund's portfolio securities does not mean that the limitation has been violated.


INVESTING IN THE PILOT FUNDS


Getting Your Investment Started

Investing in The Pilot Funds is quick and convenient. Fund Shares may be purchased either through the account you maintain with Boatmen's Investment Services, Inc., another broker-dealer or certain other institutions or from The Pilot Funds directly. Fund shares are distributed by Pilot Funds Distributors, Inc. (the "Distributor"). The Distributor is located at 125 West 55th Street, New York, New York 10019.

You may choose to invest through your Boatmen's Investment Services account where an Account Representative can advise you in selecting among The Pilot Funds. Whether you currently have a Boatmen's Investment Services account or wish to open one, your Pilot Funds investment can be executed within a few minutes by telephone or, if you prefer, during a consultation with an Investment Officer of Boatmen's Investment Services, Inc. Call The Pilot Funds at 800/71-PILOT to arrange a consultation scheduled at your convenience.

Clients of Boatmen's Investment Services, Inc. and other institutions (such as broker-dealers) that have entered into agreements with the Distributor ("Service Organizations") may purchase shares through their accounts at their Service Organization and should contact the Service Organization directly for appropriate purchase instructions. Share purchases (and redemptions) made through Boatmen's Investment Services, Inc. or another Service Organization are effected only on days the particular institution and the Fund are open for business. When shares are purchased through Boatmen's Investment Services, Inc. or another Service Organization, a fee may be charged by those institutions for providing administrative services in connection with your investment.

Should you wish to establish an account directly with The Pilot Funds, please refer to the purchase options described under "Opening and Adding to Your Pilot Funds Account".

Payments for Fund shares must normally be in U.S. dollars and in order to avoid fees and delays should be drawn on a U.S. bank. Please remember that The Pilot Funds retains the right to reject any purchase order.

Your Alternative Purchase Options

Your purchases of Fund shares are subject to either a front-end or back-end sales charge. You may elect to have the sales charge deducted at the time of your investment--on the "front-end"--or choose to defer the sales charge until your investment is redeemed--on the "back-end". This back-end sales charge declines over time and is known as a "contingent deferred sales charge." If you decide to pay the sales charge at the time you make your investment, your purchase will be made in Class A Shares, whereas if you prefer to pay the sales charge when you redeem your investment, your purchase will be made in Class B Shares. Once you have held Class B Shares for six years, you do not pay the contingent deferred sales charge when you redeem those shares.

Characteristics of Class A Shares and Class B Shares

Class A Shares and Class B Shares differ primarily in their sales charge structures and distribution arrangements, including ongoing distribution fees. The classes may also have differing transfer agency and other fees, although the Fund currently do not intend to allocate such fees on a class basis. You should understand that the purpose and function of the sales charge structures and distribution arrangements for both Class A Shares and Class B Shares are the same.

Class A Shares: Class A Shares are sold at their net asset value plus a front-end sales charge of up to 4.50%. (See "How to Buy Shares--Explanation of Sales Price".) This front-end sales charge may be reduced or waived in some cases. (See "Transaction Rules" and "Shareholder Services--Front-End Sales Charge Reductions.") Class A

Shares are subject to ongoing distribution fees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Class B Shares: Class B Shares are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the shares are redeemed within six years of investment. (See "How to Buy Shares-- Explanation of Sales Price".) Class B Shares are subject to ongoing distribution fees at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its Class B Shares. These ongoing fees, which are higher than those charged on Class A Shares, will cause Class B Shares to have a higher expense ratio and pay lower dividends than Class A Shares.

Eight years after purchase, Class B Shares will convert automatically to Class A Shares. The conversion relieves a shareholder of Class B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged.

The conversion from Class B Shares to Class A Shares takes place at net asset value, so you receive dollar-for-dollar the same value of Class A Shares as you had of Class B Shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. As a result of the conversion, the converted shares are relieved of the distribution fees borne by Class B Shares, although they are subject to the distribution fees borne by Class A Shares.

Class B Shares of the Fund acquired through a reinvestment of dividends or distributions from that Fund (as discussed under "Dividends and Distributions") are also converted at the earlier of two dates--eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Class B Shares that were not acquired through reinvestment of dividends or distributions. For example, if you make a one-time purchase of Class B Shares of the Fund, and subsequently acquire additional Class B Shares of that Fund only through reinvestment of dividends and/or distributions from that Fund, all of your Class B Shares in that Fund, including those acquired through reinvestment, will convert to Class A Shares of that Fund on the same date.

Considerations in Choosing Between Class A and
Class B Shares

The decision as to which share class may be more beneficial for you depends, in part, on the amount and intended length of your investment. Due to the lower ongoing distribution fees on Class A Shares, the dividends for those shares will be higher than the Class B Shares. However, since a front-end sales charge is deducted from your purchase at the time of your investment, not all of your purchase amount will purchase shares. Thus, the same initial investment will purchase more Class B Shares than Class A Shares of the same Fund. In addition, Class B Shares are subject to a contingent deferred sales charge.

Since large investors may qualify for a reduced front-end sales charge (see "Shareholder Services--Front-End Sales Charge Reductions"), such investors should consider making their purchase in Class A Shares.

Because of these possible front-end sales charge reductions, purchases in excess of $100,000 may be more advantageous to you if made in Class A Shares rather than Class B Shares. In any event The Pilot Funds will not accept any order of $250,000 or more for Class B Shares. In addition, regardless of whether you qualify for a reduced front-end sales charge, if you expect to hold your investment for an extended period of time, you might still consider purchasing Class A Shares because the accumulated higher ongoing expenses, together with the contingent deferred sales charge, of the Class B Shares will exceed the amount of the front-end sales charge and ongoing distribution fees related to Class A Shares.

On the other hand, you might decide, because you would be subject to higher front-end charges or for other reasons, that it would be more advantageous for you to have all of your purchase amount invested immediately in Fund shares, even though you would also be subject to higher ongoing distribution fees. These higher ongoing fees might be offset by any return you receive from the additional shares you originally purchased as a result of not having to pay a front-end sales charge. You should note however, that a Fund's future returns cannot be predicted, and that there is no assurance that such returns, if any, would compensate for those higher ongoing expenses. You should also remember that you would be subject to any applicable contingent deferred sales charge during the first six years of your investment in Class B Shares.

If You Have Questions

If you are investing in The Pilot Funds through an account with Boatmen's Investment Services, Inc. or another Service Organization, you may choose to speak directly with your assigned Account Representative or contact person at such organization. If you are a direct investor with The Pilot Funds and need assistance with your account, a Pilot Funds service representative is available to answer your questions by calling the appropriate toll-free numbers listed below.


----------------------------------------------------
CALL            FOR INFORMATION
----            ---------------
800/71-PILOT    Regarding the Funds' investment
8:00 am to      objectives and policies or for
7:00 pm         information about opening an account
Central time    (including information regarding the
                Funds' alternative purchase
                options). Information on changing
                your Pilot Funds' services, and
                Statements of Additional
                Information, are also available at
                this number.
----------------------------------------------------
800/227-3654    To obtain your account balance or to
7:30 am to      request a telephone transaction.
4:00 pm
Central time
----------------------------------------------------


You should note that neither The Pilot Funds nor its service contractors will be responsible for any loss or expense for acting upon telephone instructions that are believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Pilot Funds will use procedures considered reasonable.

The Pilot Funds will send you the following statements and reports to provide you with current information on the status of your account:

Confirmation Statements    After every transaction
                           (other than an Automatic
                           Investment Plan transaction
                           or dividend credit) that
                           affects your account
                           balance or your account
                           registration.

Account Statements         On a quarterly basis
                           detailing year to date
                           activity for each of your
                           accounts.

Financial Reports          Every six months. To reduce
                           The Pilot Funds' expenses,
                           only one copy of most Fund
                           reports will be mailed to
                           your household, even if you
                           have more than one account
                           in a Fund.

HOW TO BUY SHARES

This section provides you with pertinent information on how to buy Fund shares. Further information can be found under "Transaction Rules". Before investing you will need to decide whether to purchase Class A Shares (which are sold with a front-end sales charge) or Class B Shares (which are sold without a front-end sales charge but are subject to a contingent deferred sales charge). See "Your Alternative Purchase Options".


OPENING AND ADDING TO YOUR PILOT FUNDS ACCOUNT



As described above under "Getting Your Investment Started," you may purchase Fund shares through Boatmen's Investment Services, Inc. or another Service Organization. Direct investments in The Pilot Funds may also be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have can be answered by calling the appropriate toll-free number indicated above under "If You Have Questions".



                                                 MINIMUM INVESTMENT
                                           ------------------------------
                                              TO OPEN        ADDITIONAL
                                              ACCOUNT        INVESTMENTS
                                           -------------    -------------
Regular Account.........................      $1,000            $100
Automatic Investment Plan...............        $100            $100
Employee*--Regular Accounts.............        $500            $100
Employee*--Automatic Investment Plan....        $100             $50
Tax-Sheltered Retirement Plans..........        $500             $50
                                              ------            ----
Exchange Transactions...................      $1,000            $500

---------------
*Applies to employees of the Adviser and its affiliates.

------------------------------------------------------------------------------------------------------------------------
                                          TO OPEN AN ACCOUNT                           TO ADD TO AN ACCOUNT
                                     DIRECTLY WITH THE PILOT FUNDS              HELD DIRECTLY WITH THE PILOT FUNDS
                                     -----------------------------              ----------------------------------
By Mail to:                   -- Complete an Account Application and mail   -- Make your check payable to the Fund in
The Pilot Funds,                 it, along with a check payable to the         which you are investing and mail it to
c/o BISYS Fund Services          Fund in which you are investing, to the       the address on the left.
Dept. L-1709                     address on the left.                       -- Please include your account number on
Columbus, OH 43260-1709                                                        your check.
                                                                            -- Or use the convenient form attached to
                                                                               your regular Fund statement.
------------------------------------------------------------------------------------------------------------------------
In Person to:                 -- Deliver the Account Application and your   -- Deliver your check payable to the Fund
BISYS Fund Services              check payable to the Fund in which you        in which you are investing to the address
3435 Stelzer Rd.                 are investing to the address on the left.     on the left.
Columbus, OH 43219                                                          -- Please include your account number on
                                                                               your check.
------------------------------------------------------------------------------------------------------------------------
By Wire to:                   -- Call 800/227-3654 for instructions.        -- Ask your bank to wire immediately
State Street Bank and                                                          available funds as described at left,
Trust Company                                                                  except that the wire should note that it
Boston, MA                                                                     is to make a subsequent purchase rather
ABA No. 011000028                                                              than to open a new account.
F/B/O Pilot Funds Incoming                                                  -- Please include your Fund account number.
Wire Account
DDA No. 52165420
For further credit to:
Fund and account number
             Consult your bank for information on remitting funds by wire and associated bank charges.
------------------------------------------------------------------------------------------------------------------------
Automatic Investment (allows  -- You must first complete an Account         -- Call 800/71-PILOT to find out how to set
regular investment without       Application and select the Automatic          up this service.
ongoing paperwork)               Investment Plan option.                    -- Additional purchases will then
                              -- Call 800/71-PILOT for more information.       automatically be made as directed by you.
-----------------------------------------------------------------------------------------------------------------------



Explanation of Sales Price


The public offering price for each class of shares is based upon net asset value per share plus, in the case of Class A Shares, a front-end sales charge. Net asset value per share for each class of the Fund will be determined by adding the value of the Fund's investments, cash and other assets attributable to the class, subtracting the Fund's liabilities attributable to that class, and then dividing the result by the number of shares in the class that are outstanding. The assets of the Fund are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by the Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value.

The per share net asset values of Class A Shares and Class B Shares will diverge due to the different distribution expenses borne by the classes. More information about valuation can be found in the Funds' Statement of Additional Information, which is available upon request.

Net asset value is computed as of 3:00 P.M., Central time, on all days the New York Stock Exchange (the "Exchange") is open for trading, which is Monday through Friday except for holidays (scheduled Exchange holidays for 1995 are New Years Day (observed), President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed)). On those days when the Exchange closes early as a result of such day being a partial holiday or otherwise, the right is reserved to advance the time on that day by which purchase and redemption requests must be received.

CLASS A SHARES: THE FRONT-END SALES CHARGE OPTION. The front-end sales charge for Class A Shares of the Fund begins at 4.50% and may decrease as the amount you invest in Class A Shares increases, as shown in the following chart:

                                   PER SHARE
                                     AS A
                                 PERCENTAGE OF
                                 -------------              DEALERS
                                             NET        REALLOWANCE  AS A
                                 OFFERING   ASSET         PERCENTAGE OF
   AMOUNT OF TRANSACTION          PRICE     VALUE        OFFERING PRICE
   ---------------------         --------   -----       -----------------
Less than $100,000.........       4.50      4.71             4.00
$100,000 to $249,999.......       3.75      3.90             3.25
$250,000 to $499,999.......       3.00      3.09             2.50
$500,000 to $999,999.......       2.00      2.04             1.75
$1,000,000 to $2,499,999...       1.00      1.01              .90
$2,500,000 and over........       0.00      0.00             0.00


It is possible that the dealers reallowance shown in the table above may change over time. Further reductions in the sales charges shown above are also possible--please see "Shareholder Services--Sales Charge Reductions".


CLASS B SHARES: THE CONTINGENT DEFERRED SALES CHARGE OPTION. Although you pay no front-end sales charge on Class B Shares, if you redeem those shares within six years after the date you purchased them, the shares will be subject to a contingent deferred sales charge at the rates set forth in the chart below. The sales charge is charged on the lesser of the net asset value on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of your shares.

The amount of any contingent deferred sales charge will be different depending on the number of years that elapse between the time you pay for Class B Shares and the time those shares are redeemed. Solely for purposes of determining the number of years from the time of payment for your share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                                      CONTINGENT DEFERRED
                                         SALES CHARGE
                                      (AS A PERCENTAGE OF
        NUMBER OF YEARS              DOLLAR AMOUNT SUBJECT
    ELAPSED SINCE PURCHASE              TO THE CHARGE)
    ----------------------           ---------------------
One............................              4.50%
Two............................              4.00%
Three..........................              3.50%
Four...........................              3.00%
Five...........................              2.50%
Six............................              1.75%
After Six Years................              0.00%

When you sell your Class B Shares, your order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Class B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (i.e., shares held longer than six years and shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge waivers) and after that from the Class B Shares you have held the longest.

For example, assume you purchased 100 Class B Shares at $10 a share (for a total cost of $1,000), three years later the shares have a net asset value of $12 per share and during that time you acquired 10 additional shares through dividend reinvestment. If you then make your first redemption of 50 shares (resulting in proceeds of $600, 50 shares x $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 you received from selling your shares will be subject to the contingent deferred sales charge, at a rate of 3.50%, the applicable rate in the third year after purchase. The proceeds from the contingent deferred sales charge that you may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class B Shares. The contingent deferred sales charge, along with the ongoing distribution fees paid with respect to Class B Shares, enables those shares to be purchased without the imposition of a front-end sales charge.

From time to time, the Fund's distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Fund.

HOW TO SELL SHARES

The Pilot Funds makes it easy to sell, or "redeem" your shares. If you purchased your shares through an account at Boatmen's Investment Services, Inc. or another Service Organization, you may redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares through an account at Boatmen's Investment Services, Inc. or another Service Organization and you, yourself, appear on The Pilot Funds' books as the shareholder of record, you may redeem shares by mail, phone or hand delivery as described below; however, you must contact Boatmen's Investment Services, Inc. or your other Service Organization if you wish to redeem your shares by another method. If you purchased your shares directly from The Pilot Funds, you have the ability to redeem shares by any of the methods described below. Requests must be signed by you and by each other owner of the account (for joint accounts). Except for a contingent deferred sales charge that may be charged on Class B shares, The Pilot Funds imposes no charges when you redeem shares.

--------------------------------------------------------------------------------------------------------------
                                       HOW TO REDEEM SHARES                   ADDITIONAL LIMITATIONS
                                       --------------------                   ----------------------
By Mail to:                    -- Send a signed request (each          -- Requests greater than $50,000 per
The Pilot Funds,                  owner, including each joint owner,      day must be signature guaranteed.
c/o BISYS Fund Services           must sign) to the Transfer Agent
Department L-1709                 at the address on the left.          -- You should refer to "Transaction
Columbus OH 43260-1709                                                    Rules" below for additional
                               -- Be sure to include both the name        limitations.
                                  of the Fund whose shares you are
                                  selling and your account number.

-------------------------------------------------------------------------------------------------------------
By Wire to:                    -- After you have signed up for wire    -- The Transfer Agent may act upon
                                  redemption privileges on the            such a request from any person
                                  Account Application, you may            representing himself or herself to
                                  instruct the Transfer Agent to          be you and reasonably believed by
                                  wire your redemption proceeds to        the Transfer Agent to be genuine.
                                  your bank account by sending a
                                  request in writing or by phone       -- The transaction amount must be a
                                  (800/227-3654).                         $1,000 minimum.
                                                                       -- This privilege may be subject to
                                                                          limits regarding frequency and
                                                                          overall amount.

--------------------------------------------------------------------------------------------------------------
In Person to:                  -- Deliver your written request         -- Requests must be signed by each
BISYS Fund Services               directly to the Transfer Agent at       owner, including each joint owner.
3435 Stelzer Road                 the address on the left.
Columbus, OH 43219                                                     -- Requests greater than $50,000 per
                                                                          day must be signature guaranteed.
--------------------------------------------------------------------------------------------------------------
Automatic Withdrawal           -- Withdrawals begin after you have     -- Your account must have a total
(permits automatic                signed up for this service (either      net asset value of at least $5,000.
  withdrawal                      on the account application or in a
of pre-arranged amount)           subsequent letter to the Transfer    -- The transaction amount must be at
                                  Agent).                                 least a $50 minimum.
                               -- Call 800/71-PILOT for more
                                  information.

-------------------------------------------------------------------------------------------------------------


Redemption requests are processed when received in proper form by The Pilot Funds at the net asset value per share next determined after such receipt (subject to the contingent deferred sales charge for Class B Shares).

TRANSACTION RULES

THE PURCHASE PROCEDURES differ depending on whether you place your order directly with The Pilot Funds or use Boatmen's Investment Services, Inc. or another Service Organization.

IF YOU PLACE AN ORDER FOR FUND SHARES directly with the Fund, in proper form and accompanied by payment, it will be processed upon receipt by the Transfer Agent. An order in proper form will also be processed upon receipt by the Transfer Agent where Boatmen's Investment Services, Inc. or another Service Organization undertakes to pay for the order in immediately available funds wired to the Transfer Agent by the close of business the next Business Day. If the Transfer Agent receives your order and, where required, payment by 3 p.m., Central time, your shares will be purchased at the public offering price calculated on that day. Otherwise, your shares will be purchased at the public offering price determined as of 3 p.m., Central time, on the next Business Day.

IF YOU PLACE AN ORDER FOR FUND SHARES THROUGH BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION, and you place your order in proper form on any Business Day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 3 p.m. Central time on that day, if Boatmen's Investment Services, Inc. or your other Service Organization then sends your order to the Transfer Agent before the end of its Business Day (which is normally 4 p.m. Central time).

Boatmen's Investment Services, Inc. or your other Service Organization must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price within five business days.

WIRE PURCHASES AND REDEMPTIONS. If you purchase shares by wire, you must file an Account Application before any of those shares can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information about sending and receiving funds by wire, including any charges by your bank for these services. The Pilot Funds may decide at any time to no longer permit wire redemptions.

MISCELLANEOUS PURCHASE INFORMATION. You must specify at the time of investment whether you are purchasing Class A Shares or Class B Shares. Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Share certificates will not be issued. If your check does not clear, a fee may be imposed by the Transfer Agent. The minimum initial investment in the Fund by employees of Boatmen's or its affiliates is $500. The minimum amount required for subsequent investments is $100, except in connection with certain investment programs.

MISCELLANEOUS REDEMPTION INFORMATION. The Pilot Funds usually makes payment for the shares that you redeem within seven (three Business Days after June 7, 1995) days after it receives your request in proper form. SHARES PURCHASED BY CHECK FOR WHICH A REDEMPTION REQUEST HAS BEEN RECEIVED WILL NOT BE REDEEMED UNLESS THE CHECK PAYMENT USED FOR INVESTMENT HAS CLEARED, WHICH MAY TAKE UP TO SEVEN BUSINESS DAYS.

When redeeming shares in the Fund, you should indicate whether you are redeeming Class A Shares or Class B Shares. If you own Class A Shares and Class B Shares of the same Fund, Class A Shares will be redeemed first unless you request otherwise.

Certain types of redemption requests will need to include a signature guarantee for each name in which the account is registered. Signature guarantees must accompany redemption requests for: (i) an amount in excess of $50,000 per day,
(ii) any amount if the redemption proceeds are to be sent elsewhere than the address of record on The Pilot Funds' books, or (iii) an amount of $50,000 or less if the address of record has been on The Pilot Funds' books for less than sixty days, although the Transfer Agent reserves the right to require signature guarantees on all redemptions. Signature guarantees are designed to protect both you and The Pilot Funds from fraud. To obtain a signature guarantee you should visit a bank, trust company, credit union, savings association, broker-dealer or other member of a national securities exchange, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee".

If you experience difficulty in contacting the Transfer Agent to redeem shares by phone, for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

THE VALUE OF SHARES THAT ARE REDEEMED IN THE FUND may be more or less than their original cost, depending on the Fund's current net asset value. In addition, if you are redeeming Class B Shares you may be subject to a contingent deferred sales charge, which will be deducted from the proceeds of your redemption.

THE PILOT FUNDS RESERVES THE RIGHT TO INVOLUNTARILY REDEEM AN ACCOUNT (other than a tax-sheltered retirement plan account) if, after thirty days' written notice, the account's net asset value falls and remains below a $1,000 minimum due to share redemptions and not market fluctuations.

In unusual circumstances The Pilot Funds may make payment in readily marketable portfolio securities at their market value equal to the redemption price.

In certain situations or for certain individuals or entities, the front-end sales charge for Class A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales efforts required to attract such investments. In order to receive the sales charge waiver, you must explain the status of your investment at the time of purchase. No sales charge is charged on reinvested dividends or distributions. Likewise, there is no front-end sales charge on (1) any purchase by Boatmen's, Concord, any of their affiliates or their respective officers, partners, directors or employees (including retired employees), any Trustee or officer of The Pilot Funds and designated family members of any of the above individuals, (2) any purchase by any registered representative or full-time employee of broker-dealers or Service Organizations having agreements with the Distributor pertaining to the sale and/or servicing of Fund shares (and their spouses and minor children) to the extent permitted by such organizations, (3) any purchase by any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission, (4) any purchase by a registered investment adviser who is purchasing shares for its own account or for accounts for which it is authorized to make investment decisions (i.e., a discretionary account), (5) any shares issued in connection with reorganizations with or acquisitions of the assets of other organizations, (6) under certain circumstances, any purchase of shares pursuant to the Reinstatement Privilege described below under "Shareholder Services", (7) under certain circumstances, any purchase of shares as a result of the Cross-Reinvestment Privilege described below under "Shareholder Services", (8) under certain circumstances, any purchase of Fund shares with the proceeds from a recent redemption of shares of any other non-money market investment portfolio of another investment company, provided that any purchase must be made within 60 days of such redemption and that a copy of the account statement showing such redemption must accompany the purchase request, (9) any purchase of shares offered through a registered broker-dealer as part of a wrap product, (10) exchanges where the shares being exchanged are non-money market fund shares that came from the distribution of assets held in a qualified trust agency or custodian account maintained with the trust department of Boatmen's or its affiliates, (11) any purchase of Fund shares by a shareholder who purchased Pilot Administration Shares of the Pilot Kleinwort Benson International Equity Fund for an account prior to June 1, 1994 and who qualified for a reduced sales charge on its purchases made prior to that date, and who has continuously held shares of the Fund, and (12) any purchase of Fund shares by a shareholder who was a record or beneficial holder of shares of Kleinwort Benson International Equity Fund, a series of Kleinwort Benson Investment Strategies, on July 12, 1993, and who became directly or indirectly a beneficial owner of the Pilot Kleinwort Benson International Equity Fund (the "Fund") as a result of a reorganization between the two funds (the "Reorganization"), and who has continuously held shares of the Pilot Kleinwort Benson International Equity Fund. For more information or to determine eligibility for any of these waivers, contact The Pilot Funds at 800/71-PILOT.

CERTAIN TYPES OF REDEMPTIONS MAY ALSO QUALIFY FOR AN EXEMPTION FROM THE CONTINGENT DEFERRED SALES CHARGE. To receive one of the first three exemptions listed below, you must explain the status of your redemption at the time you redeem your shares. The contingent deferred sales charge with respect to Class B Shares is not charged on (1) exchanges described under "Shareholder Services-- Exchange Privileges"; (2) redemptions in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 701/2; (3) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code); and
(4) involuntary redemptions as a result of an account's net asset value remaining below $1,000 after thirty days' written notice. In addition, no contingent deferred sales charge is charged on shares acquired through the reinvestment of dividends or distributions.

YOUR PILOT FUND ACCOUNT

SHAREHOLDER SERVICES

The Pilot Funds provides a variety of ways to make managing your investments more convenient. Some of these methods require you to request them on your Account Application or you may request them after opening an account by sending a signature guaranteed letter of instruction to the Transfer Agent.

Tax-Sheltered Retirement Plans


The Funds are available for investment by tax-sheltered retirement plans including individual retirement accounts. See your Account Representative for details on eligibility and other information. Consult your tax adviser with specific reference to your own situation. No minimum initial investment or additional investment requirement applies to purchases in connection with tax-sheltered retirement plans.


EXCHANGE PRIVILEGES AMONG THE PILOT FUNDS


You may sell your Fund shares and buy other shares of The Pilot Funds by calling the Transfer Agent at 800/227-3654 or sending a written exchange request to the Transfer Agent at Departement L-1709 Columbus, OH 43260-1709. Specifically, Class A Shares of the Fund may be exchanged for Class A Shares of any other Fund and Class B Shares of the Fund may be exchanged for Class B Shares of any other Fund. Class A Shares purchased with a front-end sales charge may be exchanged without the need to pay any additional front-end charge on the shares acquired through the exchange. Class B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Class B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.


If you have a qualified trust, agency or custodian account with Boatmen's or its affiliates, and your shares are to be held in that account, you may also exchange your current Class A Shares in the Fund for Pilot Shares in the same Fund. Conversely, Pilot Shares may be exchanged for Class A Shares of the same Fund in connection with the distribution of assets held in such a qualified trust, agency or custodian account. These exchanges are made without a sales charge at the net asset value of the respective share classes.

A minimum initial investment of $1,000 must be made to establish an account into which exchange proceeds will be invested. The minimum amount required for any subsequent exchanges into the newly established account is $500. Exchanges may have tax consequences. Please consult your tax adviser for further information.

If you are opening a new account in a different Fund by exchange, the shares being exchanged must be at least equal in value to the minimum investment for the Fund in which the account is being opened. The particular class of shares you are exchanging into must be registered for sale in your state.

Additional information regarding exchanges can be obtained by reading the Statement of Additional Information. The Exchange Privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination of the Exchange Privilege except where notice is not required by the Securities and Exchange Commission.

A shareholder who purchased Pilot Administration Shares of the Pilot Kleinwort Benson International Equity Fund (the "International Equity Fund") as part of a wrap fee program and who has continuously held shares of the International Equity Fund, may exchange Pilot Administration Shares in the International Equity Fund for Class A shares of any other fund in the Pilot Family of Funds without paying any front-end sales charge on the shares acquired through the exchange.

A shareholder who purchased Pilot Administration Shares of the Fund for an account prior to June 1, 1994 and who qualified for a sales charge exemption or waiver on its purchases made prior to that date, and who has continuously held shares of the Fund, may exchange Pilot Administration Shares in the International Equity Fund for Class A shares of any other fund in the Pilot Family of Funds without paying any front-end sales charge on the shares acquired through the exchange after such date so long as (i) such account remains open on the books of the Trust or (ii) such investor continues to qualify for one of the sales load exemptions described above.

A shareholder who was a record or beneficial holder of shares of Kleinwort Benson International Equity Fund, a series of Kleinwort Benson Investment Strategies, and who become directly or indirectly a beneficial owner of shares of the Pilot Kleinwort Benson International Equity Fund (the "Fund") as a result of a reorganization between the two funds, and who has continuously held shares of the Fund, may exchange Pilot Administration Shares or Class A shares of any fund in the Pilot Family of Funds for Pilot Administration Shares or Class A shares of any other fund without paying a front-end sales charge on the shares acquired through the exchange after July 12, 1993 so long as such account remains open on the books of the Trust.

AUTOMATIC INVESTMENT PLAN
(requires your request)

One easy way to pursue your financial goals is to invest money regularly. The Pilot Funds offers the Automatic Investment Plan--a convenient service that lets you transfer money from your bank account into your Fund account automatically, on a schedule of your choice.


At your option, your bank account will be debited in a particular amount that you have specified, and Fund shares will be automatically purchased at regular intervals. Your bank account must be a checking, NOW or bank money market account maintained at a domestic financial institution which is an Automated Clearing House member. Your institution must also permit automated withdrawals (which may be subject to a fee by that institution). A minimum initial investment of $100 is required for Automatic Investment Plans and the minimum amount required for subsequent investments is $100. The minimum amount required for initial and subsequent investments as part of the Plan for employees of Boatmen's or its affiliates is $50.


The Automatic Investment Plan is one means by which you may use "DOLLAR COST AVERAGING" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Funds whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be a good way to invest for retirement, a home, educational expenses and other long-term financial goals.


You may cancel your Automatic investments or change the amount of purchase at any time by mailing written notification to the Transfer Agent at Department L-1709 Columbus, OH 43260-1709. You may also implement the Dollar Cost Averaging method on your own initiative. The Pilot Funds may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN
(requires your request)


The Pilot Funds offers a convenient way of withdrawing funds from your investment portfolio. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount above $50 provided the Fund account you are withdrawing from has a minimum current balance of at least $5,000. There is no minimum withdrawal amount required for automatic withdrawals by employees of Boatmen's or its affiliates. The automatic withdrawal will be made on the first or fifteenth day of the month. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous for share classes that charge a sales charge. Use of the Plan may also be disadvantageous for Class B Shares during the first six years a share is held, due to the potential need to pay a contingent deferred sales charge.


FRONT-END SALES CHARGE REDUCTIONS

YOU MAY BE ENTITLED TO LOWER FRONT-END SALES CHARGES ON CLASS A SHARES OF THE FUNDS THROUGH RIGHT OF ACCUMULATION, STATEMENT OF INTENTION AND QUANTITY DISCOUNTS.

Right of Accumulation. When buying Class A Shares, your current aggregate investment determines the amount of any front-end sales charge that you pay. If your current aggregate investment in Class A Shares accumulates to $100,000 or beyond, the sales percentage charged to you on subsequent investments is decreased as shown in the Section entitled "Class A Shares: The Front-End Sales Charge Option". Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Fund on which you paid a front-end sales charge (including shares that carry no front-end sales charge but were obtained through an exchange and can be traced back to shares that were acquired with such a charge).

EXAMPLE

If you beneficially own Class A Shares of the Fund or Pilot Administration Shares of the Pilot Kleinwort Benson International Equity Fund or shares of The Pilot Funds' money market funds that can be traced back to the purchase of shares carrying a front-end sales charge (or any combination of such shares) with an aggregate value of $90,000 and then buy Class A Shares of the Pilot U.S. Government Securities Fund with a current value of $10,000, you would pay a front-end sales charge of 3.75% (the charge applicable to a $100,000 purchase) on your $10,000 purchase.

To qualify for a reduced front-end sales charge, you or your Service Organization must notify the Transfer Agent at the time of investment. The reduced sales charge is subject to confirmation of your holdings through a check of appropriate records.

Statement of Intention. This Statement provides the means for you to receive a reduced front-end sales charge on all of your investments in Class A Shares, whether they are made in one or more transactions. The Statement of Intention is your commitment to acquire an aggregate investment for $100,000 or more. You should read the Statement of Intention, which you can obtain by calling 800/71-PILOT, as you will be bound by its terms.

While signing a Statement of Intention does not bind you to purchase, or The Pilot Funds to sell, the full amount indicated at the front-end sales charge in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales charge.

When you sign a Statement of Intention, the Transfer Agent is authorized to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales load on the amount actually invested. After the terms of the Statement of Intention are fulfilled, the escrow will be released.

Within a 13-month period beginning up to 90 days prior to the date of its execution, the Class A Shares you purchase may be used as a credit toward the completion of the Statement of Intention. The investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. A shareholder may include the value of all Class A Pilot Funds shares on which a sales load has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made to reflect any reduced front-end sales charge applicable to shares purchased only during the 90-day period prior to the submission of your Statement of Intention.

If your aggregate investment exceeds the amount indicated in your Statement, an adjustment will be made to reflect any further reduced sales charge applicable to your excess investment. The adjustment will be in the form of additional Class A Shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

Quantity Discounts. As you can see by looking at the table in the Section entitled "Class A Shares: The Front-End

Sales Charge Option", larger purchases in Class A Shares may result in lower front-end sales charges to you. If requested, purchases by you, your spouse and your minor children will be combined when computing the applicable front-end sales charge.

CROSS-REINVESTMENT PRIVILEGE

You may want to have your dividends received from the Fund automatically invested in shares of any other Fund or any of The Pilot Funds' other investment portfolios. Investments will be made at a price equal to the net asset value of the acquired shares next determined after receipt of the distribution proceeds by the Transfer Agent. No sales load will be charged on such investments. In order to qualify for the Cross-Reinvestment Privilege, the value of your account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement. There are no subsequent investment requirements for amounts to which dividends are directed nor are service fees currently charged for effecting these transactions. The election to cross-reinvest dividends will not affect the tax treatment of such dividends, which will be treated as received by you and then used to purchase shares of the acquired fund.

REINSTATEMENT PRIVILEGE

If you are a Class A shareholder in the Fund, you may reinvest all or any portion of your redemption proceeds in Class A shares of any other Fund or in Pilot Administration Shares of the Pilot Kleinwort Benson International Equity Fund without paying a sales load. Shares so acquired will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment. If you wish to use this privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption and the shares redeemed must have been held for at least 30 days before the redemption. The reinstatement privilege may be exercised once annually by a Class A shareholder, except that there is no such limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at net asset value in a tax-sheltered retirement plan.

Generally, exercising the reinstatement privilege will not affect the character of any gain or loss realized on a redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules. Also in certain instances, shareholders may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. Consult your tax adviser for additional information.

DIVIDENDS AND DISTRIBUTIONS

Where do your dividends and distributions come from?

Dividends for the Fund are derived from its net investment income which is made up of dividends received from the stocks it holds, as well as interest accrued on convertible securities, money market instruments and other debt obligations held in the portfolios.

The Fund realizes capital gains when it sells a security for more than its cost. The Fund may make distributions of its net realized capital gains, if any, after any reductions for capital loss carryforwards.

What are your dividend and distribution options?


Shareholders of record receive dividends and net capital gain distributions. You will automatically receive dividends and distributions in additional shares of the same share class of the Fund for which the dividend or distribution was declared, unless you specifically elect to receive payments in cash or elect the Cross-Reinvestment Privilege described above under "Shareholder Services". Your election and any subsequent change should be made in writing to: The Pilot Funds [name of Fund, including Class A or Class B Shares, as applicable], c/o BISYS Fund Services, Department L-1709 Columbus, OH 43260-1709.


Your election is effective for dividends and distributions with record dates after the date the Transfer Agent receives the election. Dividends and distributions are declared and paid monthly.


Net capital gain distributions for the Fund, if any, are distributed at least annually after any reductions for capital loss carryforwards.


The dividends and distributions paid by the Fund on its Class A and Class B Shares are calculated in the same manner, but because of the differing distribution expenses borne by the different share classes, the dividends on those classes are expected to differ.

DISTRIBUTION AND SERVICE
ARRANGEMENTS

The Pilot Funds has adopted Distribution Plans for its Class A and Class B
Shares.

UNDER THESE PLANS THE DISTRIBUTOR RECEIVES PAYMENTS FOR DISTRIBUTION AND SUPPORT SERVICES. The Distribution Plan for Class A Shares authorizes payments to the Distributor and Service Organizations for personal services provided to Class A shareholders and/or the maintenance of shareholder accounts. Payments under the Distribution Plan for Class B Shares will also be used to pay for sales commissions and other fees payable to the Distributor and to Service Organizations and other broker-dealers who sell Class B Shares, and may include interest on such amounts that are not initially repaid by The Pilot Funds.

PAYMENTS UNDER THE DISTRIBUTION PLAN FOR CLASS A SHARES MAY NOT EXCEED .25% (on an annual basis) of the average daily net asset value of the shares to which such Plan relates. If more money is due the Distributor than it can collect in any month because of this limitation, the unpaid amount may be carried forward until it can be paid. Similarly, if in any month the Distributor does not expend the entire amount to which it would otherwise be entitled, this amount may be used as a credit and drawn upon to permit the payment of expenses in the future. Neither of these amounts, however, is payable beyond the fiscal year in which they accrue.

DISTRIBUTION PAYMENTS UNDER THE DISTRIBUTION PLAN FOR CLASS B SHARES MAY NOT EXCEED 1.00% (on an annual basis) of the average daily net asset value of the Class B Shares. Not more than 0.25% of such value will be used to compensate Service Organizations for personal services provided to Class B shareholders and/or the maintenance of shareholder accounts. Not more than 0.75% of such value will be paid to the Distributor as reimbursement for commissions and transaction fees of up to 4.00% (which amount may change over time) of the net asset value per share of the Class B Shares purchased by clients of the Distributor, Service Organizations and other broker-dealers who sell such Shares as well as expenses related to other promotional and distribution activities. The distribution payments under this Plan have been structured to provide you the option of purchasing Fund shares without the need to pay a front-end sales charge. The purpose and function of the contingent deferred sales charge and distribution fee for Class B Shares is the same as the front-end sales charge and distribution fee for Class A Shares. In both cases the sales charge and distribution fee are used to pay and provide compensation for the distribution of Fund shares.

Actual distribution expenses paid by the Distributor with respect to Class B Shares for any given year may exceed the distribution fees and contingent deferred sales charges received with respect to those Shares. These excess expenses may be reimbursed by the Fund or its Class B shareholders out of contingent deferred sales charges and distribution payments in future years as long as the Distribution Plan for Class B Shares is in effect.

Distribution payments under the Plans are subject to the requirements of a rule under the Investment Company Act of 1940 known as Rule 12b-1. The distribution fee and any sales charge applicable to a particular class will not be used to assist the distribution of any other class.

IF YOU ARE A CLIENT OF BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION, YOU SHOULD NOTE that they may charge you a separate fee for administrative services in connection with investments in Fund shares and may impose minimum customer account and other requirements. These fees and requirements would be in addition to those imposed by the Fund under the Plans or otherwise. If you are investing through Boatmen's Investment Services, Inc. or another Service Organization, please refer to their program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Boatmen's Investment Services, Inc. and the other Service Organizations have the responsibility of transmitting purchase orders and required funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Investors may note that federal banking laws currently limit the securities activities of banks. It is possible that a bank might be prohibited from acting as a Service Organization in the future. If this were to happen, the bank's shareholder clients would be permitted by the Fund to remain shareholders. The Funds' method of operations might, however, change and such shareholders might not be able to avail themselves of the services provided by their banks. No adverse financial consequences are expected to occur to these shareholders from any such event.

THE PILOT FAMILY OF FUNDS

The Pilot Funds was organized on July 15, 1982 as a Massachusetts business trust under the name Centerland Fund. On June 1, 1994, its name was changed to The Pilot Funds. The Pilot Funds is a mutual fund of the type known as an "open-end management investment company." A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Agreement and Declaration of Trust permits the Board of Trustees of The Pilot Funds to create separate series or portfolios of shares. To date, eleven portfolios have been established. The Agreement and Declaration of Trust also permits the Board of Trustees to classify or reclassify any series or portfolio of shares into one or more classes. The Trustees have authorized the issuance of an unlimited number of shares in each of three share classes (Class A Shares, Class B Shares and Pilot Shares) in the Funds. Each Fund is classified as a diversified company. Information regarding The Pilot Funds' other portfolios may be obtained by contacting The Pilot Funds or the Distributor.

Class A and Class B Shares of the Fund are described in this prospectus. The Fund also offers Pilot Shares solely to Boatmen's and its affiliated banks, acting on behalf of themselves and their customers. Pilot Shares are sold without a front-end or contingent deferred sales charge to qualified shareholders. Shares of each class bear their pro rata portion of all operating expenses paid by the Fund, except certain payments under the Funds' Distribution Plans applicable only to Class A or Class B Shares.

Persons selling or servicing different classes of shares of the Fund may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND PROPORTIONATE FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Shares of all the Pilot Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of the Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and fundamental investment policies. Only Class A shareholders, however, will vote on matters relating to the Distribution Plan for Class A Shares and only Class B shareholders will vote on matters relating to the Distribution Plan for Class B Shares.

THE PILOT FUNDS IS NOT REQUIRED TO AND DOES NOT CURRENTLY EXPECT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS, ALTHOUGH SPECIAL MEETINGS MAY BE CALLED FOR PURPOSES SUCH AS ELECTING OR REMOVING TRUSTEES OR OTHER PURPOSES.

THE BUSINESS OF THE FUND

FUND MANAGEMENT

THE BUSINESS AFFAIRS OF THE PILOT FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

SERVICE PROVIDERS


Adviser: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's" or the "Adviser") manages the investment portfolio of the Fund, selecting the investments and making purchase and sale orders. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737.



Administrator: CONCORD HOLDING CORPORATION (referred to as "Concord"), is responsible for coordinating the Fund's efforts and generally overseeing the operation of the Funds' business. Concord's principal offices are located at 125 West 55th Street, New York, New York 10019. Concord is a wholly-owned subsidiary of The BISYS Group, Inc.



Distributor: The Fund's shares are sold on a continuous basis by the Distributor, PILOT FUNDS DISTRIBUTORS, INC. (referred to as the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Concord that is located at 125 West 55th Street, New York, New York 10019.



Custodian: STATE STREET BANK AND TRUST COMPANY (referred to as "State Street") is responsible for holding the investments purchased by the Fund. State Street is located at 225 Franklin Street, Boston, Massachusetts 02110.



Transfer Agent: BISYS FUND SERVICES OHIO, INC. (referred to as the "Transfer Agent") is the transfer and dividend disbursing agent of the Funds. It maintains the account records of all shareholders and administers the distribution of all income earned as a result of investing in the Funds. The Transfer Agent is located at 3435 Stelzer Road, Columbus, OH 43219.



MORE ABOUT BOATMEN'S. Founded in 1889, Boatmen's, a trust company organized under the laws of Missouri, provides a broad range of trust and investment services for individuals, privately and publicly held businesses, governmental units, pension and profit sharing plans and other institutions and organizations. As of June 30, 1995, Boatmen's and its affiliates managed nearly $83 billion in assets ($45 billion over which they had investment discretion and $38 billion over which they did not have investment discretion).



Set forth below is certain performance data relating to a trust fund of the Adviser and its affiliates (the "Commingled Fund"), which has been managed with full investment authority by the Adviser and/or its affiliates. This Commingled Fund has a substantially similar investment objective and uses similar investment strategies and techniques as will be used by the Fund.



THE PERFORMANCE INFORMATION SET FORTH BELOW REFLECTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND, OR ANY OF THE OTHER INVESTMENT PORTFOLIOS OF THE PILOT FUNDS. Performance will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, because the Fund is actively managed, its investments will vary from time to time and will not be identical to those investments held by the Commingled Fund.



The Fund's quoted performance data will include the performance of the Commingled Fund for periods prior to the Fund's effective date. The Commingled Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions imposed by the Act. If the Commingled Fund had been registered under the 1940 Act, its performance may have been adversely affected.



                COMPOSITE PERFORMANCE FOR THE COMMINGLED FUND(1)
              SHOWING AVERAGE ANNUAL TOTAL RETURNS(2) FOR VARIOUS
                        PERIODS ENDED SEPTEMBER 30, 1995



                                        CLASS A    CLASS B
                                        SHARES     SHARES
                                        -------    -------
One Year.............................    25.30%     25.74%
Since Inception (November 30,
  1991)..............................    20.92%     21.02%


---------------

1. The Commingled Fund consists of the Small Capitalization Equity Collective Employee Benefit Trust Fund of Boatmen's Trust Company.



2. The average annual total return is calculated in conformity with Securities and Exchange Commission guidelines and includes reinvestment of all net investment income and capital gain distributions and reflect projected annual fund operating expenses of 1.25% and 2.00% for the Class A Shares and Class B Shares respectively.


Boatmen's Bancshares, Inc., Boatmen's parent, is a registered bank holding company which owns substantially all of the outstanding capital stock of numerous commercial banks located in Arkansas, Illinois, Iowa, Kansas, Missouri, New Mexico, Oklahoma, Tennessee and Texas, a mortgage banking company, a credit life insurance company and a credit card bank.


Michael E. Kenneally, CFA Senior Vice President & Director of Research, is primarily responsible for the day to day management of the Fund's investment activities. Mike currently oversees Boatmen's fundamental and quantitative research efforts as well as passive and quantitative investment management. His additional responsibilities include investment product development, international equity products, and equity derivative strategies. He joined Boatmen's in 1983 as an equity analyst, later became a quantitative analyst, and subsequently worked as both a fixed-income portfolio manager and an equity/balanced portfolio manager.


Although expected to be infrequent, Boatmen's may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Boatmen's) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Boatmen's will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.


MORE ABOUT CONCORD. Concord is a Delaware corporation that was organized in 1987 to provide administrative services to mutual funds. Concord is a wholly-owned subsidiary of The BISYS Group, Inc. Concord provides a wide range of such services to the Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares and dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Concord has entered into an agreement with State Street to perform certain services, such as the calculation of net asset value of the Funds' shares and dividend and capital gains distributions to shareholders, and maintaining the Funds' books and records. The Funds bear all fees and expenses charged by State Street for these services. Certain officers of The Pilot Funds, namely Messrs. West, Tomko, Dean, Lay and Martinez, are also employees and/or officers of Concord and the Distributor.



EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Fund, the Fund incurs certain expenses. Expenses are paid out of the Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.



Boatmen's is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 1.00% of the Fund's average daily net assets.



Additionally, Concord is entitled to an administration fee from The Pilot Funds which is calculated based on the net assets of all of the investment portfolios of The Pilot Funds combined. Under the Administration Agreement, the Fund pays its pro-rata share of an annual fee to Concord, computed daily and payable monthly, of .115 of 1% of The Pilot Funds' average net assets up to $1.5 billion, .110 of 1% of The Pilot Funds' average net assets on the next $1.5 billion and .1075 of 1% of The Pilot Funds' average net assets in excess of $3 billion.



Operating expenses borne by the Fund include taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, Concord or any of their affiliates; Securities and Exchange Commission fees; state securities registration and qualification fees; advisory fees; administration fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.



FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Boatmen's and the Funds' other service providers, as well as by certain mandatory expense limits imposed by some state securities regulators. However, as to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by the Fund for such amounts prior to fiscal year end. These waivers and reimbursements would increase the total return to investors when made but would decrease total return if the Fund were required to reimburse a service provider.


TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a short summary of the important tax considerations generally affecting the Fund and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU.

FEDERAL TAXES. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (called the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.

In order to so qualify, the Fund intends to pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends and gains attributable to market discount on taxable as well as tax-exempt securities. To the extent you receive such a dividend based on either investment company taxable income or the excess of net short-term capital gain over net long-term capital loss, you would treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from the Fund will be taxable to you as ordinary income. Also, to the extent that the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction.

Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.

Before you purchase shares of the Fund, you should consider the effect of any dividends and capital gain distributions that are expected to be declared or that have been declared, but not yet paid. When the Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable distribution or dividend.

Any dividends declared by the Fund in October, November or December of a particular year and payable to shareholders during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

Shareholders in the Fund may realize a taxable gain or loss when redeeming, transferring or exchanging shares of the Fund, generally depending on the difference in the prices at which the shareholder purchased and sold the shares. This gain or loss will be long-term or short-term, generally depending on how long the shareholder held the shares.

The Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

MEASURING PERFORMANCE

Performance information provides you with a method of measuring and monitoring your investments. The Fund may quote its performance in advertisements or shareholder communications. The performance for each class of shares of the Fund is calculated separately from the performance of the Fund's other classes of shares.

Understanding performance measures:

TOTAL RETURN for the Fund may be calculated on an AVERAGE ANNUAL TOTAL RETURN basis or an AGGREGATE TOTAL RETURN basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

The Fund may provide quotes of total return WITHOUT REFLECTING A FRONT-END SALES CHARGE, which quotations will, of course, be higher than quotations that do reflect such a sales charge.

Performance comparisons:

The Fund may compare its total returns to that of mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

Total return is reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.

The performance of the Fund may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., and total returns for the Fund may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Bond Indexes, the Merrill Lynch Bond Indexes, the Wilshire 5000 Equity Indexes or the Consumer Price Index.

PERFORMANCE QUOTATIONS WILL FLUCTUATE, AND YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION MAY CHARGE DIRECTLY TO ITS CUSTOMER ACCOUNTS IN CONNECTION WITH AN INVESTMENT IN THE FUND WILL NOT BE INCLUDED IN THE FUNDS' CALCULATIONS OF TOTAL RETURN.

INQUIRIES REGARDING THE FUND MAY BE DIRECTED TO THE DISTRIBUTOR AT 125 WEST 55TH STREET, NEW YORK, NEW YORK 10019.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUND INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PILSMCPAB95P

                                THE PILOT FUNDS
                              125 West 55th Street
                            New York, New York 10019

------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                              NOVEMBER 15, 1995

                PILOT SHARES, CLASS A SHARES AND CLASS B SHARES

------------------------------------------------------------------------------

         The Pilot Funds (the "Trust") is an open-end, management investment company (or mutual fund) consisting of twelve portfolios, one of which, the Pilot Small Capitalization Equity Fund (the "Fund"), is offered hereby.

         Boatmen's Trust Company ("Boatmen's") serves as the investment adviser to the Fund. Pilot Funds Distributors, Inc. serves as the Fund's distributor, and its parent, Concord Holding Corporation ("Concord"), serves as the Trust's administrator.

         This Statement of Additional Information is not a Prospectus, should be read in conjunction with the Prospectus dated November 15, 1995 with respect to Pilot Shares, Class A Shares and Class B Shares of the Fund and is incorporated by reference in its entirety into such Prospectus. Because this Statement of Additional Information is not itself a Prospectus, no investment in Pilot Shares, Class A Shares or Class B Shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained without charge by writing to Pilot Funds Distributors, Inc., 125 West 55th Street, New York, New York 10019.

         SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BOATMEN'S TRUST COMPANY OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE AMOUNT OF DIVIDENDS PAID BY THE FUND WILL GO UP AND DOWN.

                               TABLE OF CONTENTS




                                                                                 Page
Investment Policies And Practices Of The Fund . . . . . . . . . . . . . . . . .  B-3
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-13
Trustees And Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-15
Investment Adviser, Administrator, Distributor And Transfer Agent . . . . . . .  B-19
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-22
Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-23
Matters Relating to Class A Shares and Class B Shares . . . . . . . . . . . . .  B-24
Additional Purchase and Redemption Information  . . . . . . . . . . . . . . . .  B-26
Calculation Of Performance Quotations . . . . . . . . . . . . . . . . . . . . .  B-30
Tax Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-32
Organization And Capitalization . . . . . . . . . . . . . . . . . . . . . . . .  B-36
Custodian And Subcustodians . . . . . . . . . . . . . . . . . . . . . . . . . .  B-38
Independent Accountants And Counsel . . . . . . . . . . . . . . . . . . . . . .  B-38
Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

                INVESTMENT POLICIES AND PRACTICES OF THE FUND

         The following discussion elaborates on the description of the Fund's investment policies and practices contained in the Prospectus. Except as set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder consent.

SMALL CAPITALIZATION COMPANIES

         The Fund invests primarily in smaller, lesser-known companies which the Adviser believes offer greater growth potential than larger, more mature, better-known firms. Investing in the securities of such companies, however, may also involve greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

CONVERTIBLE SECURITIES

         The Fund may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Equity Funds will be rated BBB or above by S&P or Baa or above by Moody's or, if unrated, determined by Boatmen's to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features.

         The convertible securities in which the Fund may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

FOREIGN SECURITIES

         The Fund may invest in foreign securities either directly or indirectly through American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer, or through European Depository Receipts ("EDRs"), which are receipts issued by European financial institutions evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars while EDR prices are generally denominated in foreign currencies. The securities underlying an ADR or EDR will normally be denominated in a foreign currency. The underlying securities may be subject to foreign government taxes which could reduce the yield on such securities.

         Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the Fund's performance. Because foreign companies generally are not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in United States markets and at times, volatility of price can be greater than in United States markets. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. Also, delivery of securities before payment may be required in some countries. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies in foreign countries than in the United States. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

U.S. GOVERNMENT OBLIGATIONS

         The Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

         U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

CORPORATE DEBT SECURITIES

         The Fund may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenue, sales or profits; or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). The Fund may also invest in corporate debt securities of foreign issuers.

         The corporate debt securities in which the Fund may invest will be rated investment grade, as determined by Standard & Poor's Corporation ("S&P") (BBB or above) or Moody's Investors Services, Inc. ("Moody's") (Baa or above). Commercial paper purchased by the Fund will be rated A-2/P-2 or above. Corporate debt securities that are not rated may be purchased by the Fund if they are determined by Boatmen's to be of comparable quality under the direction of the Board of Trustees of the Trust. If the rating of any corporate debt security held by the Fund falls below such ratings or if Boatmen's determines that an unrated corporate debt security is no longer of comparable quality, then such security shall be disposed of in an orderly manner as quickly as possible. A description of these ratings is attached in an Appendix to this Statement of Additional Information.

U.S. AND FOREIGN BANK OBLIGATIONS

         These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. The Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. The Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposit to a third party.

         The Fund limits its investments in foreign bank obligations (I.E., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of Boatmen's, pursuant to criteria established by the Board of Trustees of the Trust, are of an investment quality comparable to obligations of domestic banks which may be purchased by the Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. The Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. The Fund will limit its investment in securities of foreign banks to not more than 20 % of total assets at the time of investment. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

         The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment or delayed settlement basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date on which the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment and delayed settlement transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

         The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment or delayed settlement basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

         When the Fund purchases securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian or subcustodian will maintain in a segregated account cash, U.S. Government securities or other high grade liquid debt obligations having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment or delayed settlement transaction to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed settlements.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         The Fund may invest in forward foreign currency exchange contracts ("forward contracts") for hedging purposes. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are individually negotiated and privately traded in the interbank market by currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. The Fund may be required to segregate assets, consisting of cash, U.S. government securities or other high grade liquid debt securities to cover forward contracts that require it to purchase foreign currency.

         When the Adviser believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. This practice is referred to as "cross-hedging". The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency.

         The Fund may also enter into a forward contract to sell a currency that is linked to a currency that Boatmen's believes to be less attractive and buy a currency that Boatmen's believes to be more attractive (or a currency that is linked to currency that Boatmen's believes to be more attractive). The amount in question would not exceed the value of the Fund's securities denominated in the less attractive currency. For example, if the Austrian Schilling is linked to the German Deutsche Mark (the "D-mark"), the Fund holds securities denominated in Austrian Schillings and Boatmen's believes that the value of Schillings will decline against the British Pound, the Fund may enter into a contract to sell D-marks and buy Pounds. This practice is referred to as "proxy hedging". Proxy hedging involves the risk that the amount of currencies involved may not equal the value of the Fund's securities denominated in the currency expected to deteriorate and improperly anticipated currency movements could result in losses to the Fund. Further, there is the risk that the linkage between various currencies may change or be eliminated.

         The Fund's activities involving forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements with selected brokers-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which the purchaser (I.E., the Fund) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees at the time of sale to repurchase the Obligation at a specified time and price.

         Custody of the Obligation will be maintained by the Fund's custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         Repurchase agreements pose certain risks for all entities, including the Fund, that utilize them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Fund seeks to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

         If in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Fund does not have a perfected security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Fund utilizes custodians and subcustodians that Boatmen's believes follow customary securities industry practice with respect to repurchase agreements, and Boatmen's analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

         Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the Obligation.

         Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as illiquid instruments.

         The Fund may also enter into repurchase agreements with any party deemed creditworthy by Boatmen's including foreign banks and broker-dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase.

LENDING OF PORTFOLIO SECURITIES

         When the Fund lends its securities, it continues to receive interest and dividends on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. Portfolio loans will be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash, U.S. Government securities, securities of U.S. Government agencies and instrumentalities or an irrevocable letter of credit issued by a bank which meets the investment standards of the Fund for short-term instruments. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

OTHER INVESTMENT COMPANIES

         In seeking to attain its investment objectives, the Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

WARRANTS

         Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

OPTIONS ON SECURITIES AND INDICES

         The Fund may purchase and sell (write) both call and put options listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various indices.

         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium paid, the right to buy from (in the case of a call) or sell to (in the case of a put) the seller ("writer") of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.)

         If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option and will realize a capital loss if it is more. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain, or if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As a writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FUTURES CONTRACTS

         The Fund may enter into futures contracts on securities and futures contracts based on securities indices, which futures are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). The Fund will do so to hedge against anticipated changes in securities values that would otherwise have an adverse effect upon the value of portfolio securities or upon securities to be acquired. Futures contracts and related options entered into by the Funds will be entered into consistent with CFTC regulations.

         The Fund may take a "short" position in the futures markets by selling contracts for the future delivery of securities in order to hedge against an anticipated decline in stock prices. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with price-fluctuation characteristics similar to those of its portfolio securities. If, in the opinion of Boatmen's, there is a sufficient degree of correlation between price trends for the Fund's securities and futures contracts based on indices, the Fund may also enter into such futures contracts as part of its hedging strategy. When hedging of this character is successful, any depreciation in the value of the Fund's securities will substantially be offset by appreciation in the value of the futures position. On other occasions the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the purchase of particular securities in the future, but expects the price then available in the securities market to be less favorable than prices that are currently available in the futures markets. The Fund expects that, in the normal course, it will terminate the long futures position when it makes the anticipated purchase; under unusual market conditions, however, a long futures position may be terminated without the corresponding purchase of securities.

         Futures contracts involve brokerage costs, which may be less than 1% of the contract price, and require parties to the contract to make "margin" deposits to secure performance of the contract. The Fund will be required to deposit as margin into a segregated custodial account (held subject to the claims of the Fund's futures broker) an amount of cash or liquid securities equal to approximately 2% to 5% of the value of each futures contract. This initial margin is in the nature of a performance bond or good faith deposit on the contract. The Fund's position in the futures market will be marked-to-market on a daily basis; the Fund may subsequently be required to make "variation" margin payments depending upon whether its futures position declines or rises in value.

         Positions taken in the futures markets are not usually held until the expiration of the contract but, instead, are normally liquidated through offsetting transactions, which may result in a profit or a loss. Nevertheless, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures contracts are traded assumes responsibility for closing out contracts and guarantees that, if the contract is still open, the sale or purchase of securities will be performed on the settlement date.

         Futures contracts on securities indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular futures contract reflect changes in the value of the securities comprising the index on which the futures contract is based. Futures contracts based on securities indices currently are actively traded on the Chicago Board of Trade, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade.

OPTIONS ON FUTURES CONTRACTS

         The Fund may also purchase and sell (write) call and put options on futures contracts, which options are traded on exchanges that are licensed and regulated by the CFTC. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to buy a futures contract (assume a long position) at a specified exercise price, by exercising the option at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, by exercising the option at any time before the option expires.

         Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the then current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the then current market price of the contract in the futures market. When a person exercises an option and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, his gain will be credited to his futures margin account, while the loss suffered by the writer of the option will be debited to his account. However, as with the trading of futures contracts, most participants in the options markets do not seek to realize their gains or losses by exercising their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by the Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But, in contrast to a futures transaction in which only transaction costs are involved, benefits received in an option transaction in the event of a favorable market movement will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, in contrast to the full market risk of a futures position, the Fund will not be subject to a risk of loss on the option transaction beyond the amount of the premium it paid plus its transaction costs. Consequently, the Fund may benefit from an increase in the value of its portfolio that would have been more completely offset if the hedge had been effected through the use of a futures contract.

         If the Fund writes options on futures contracts, it will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will gain the amount of the premium, which may partially offset unfavorable changes in the value of its portfolio securities held in, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received. Such loss may partially offset favorable changes in the value of its portfolio securities.

         The Fund will not purchase or sell (write) options on futures contracts unless, in the opinion of Boatmen's, the market for such options has sufficient liquidity that the risks associated with such options transactions are at acceptable levels.

LIMITATIONS ON USE OF FUTURES TRANSACTIONS AND RISK CONSIDERATIONS

         The Fund will incur brokerage fees in connection with its futures transactions, and each will be required to deposit and maintain funds with its broker as margin to guarantee performance of its futures obligations. In addition, while futures contracts will be traded to reduce certain risks, futures trading itself entails certain other risks. Thus, while the Fund may benefit from the use of such contracts, unanticipated changes in securities may result in a poorer overall performance from the Fund than if it had not entered into any futures contracts. Some futures contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a fair price and the Fund may lose in excess of the initial margin deposit. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Tax-related requirements may limit the extent to which the Fund may engage in futures and related options transactions. (See "Tax Information".)

RESTRICTED AND OTHER ILLIQUID SECURITIES

         The Fund may purchase securities that are not registered under the Securities Act of 1933 or have some other legal or contractual restrictions on resale in the principal market where the security is traded ("restricted securities"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. However, as stated in the Prospectuses, the Fund will not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities, unless the Trust's Board of Trustees determines, based upon a continuing review of the trading markets for the specific Rule 144A security, that such restricted security is liquid. The Trustees may adopt guidelines and delegate to Boatmen's the daily function of determining and monitoring liquidity of securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Because it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

COMBINED TRANSACTIONS

         The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of Boatmen's, it is in the best interest of the Fund to do so and where underlying hedging strategies are permitted by the Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions. (See above for the risk characteristics of certain transactions.)

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Options, futures and forward foreign currency contracts that obligate the Fund to provide cash, securities or currencies to complete such transactions will entail the Fund either segregating assets in an account with, or on the books of, the Trust's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require the Fund to have portfolio securities that correlate with the index. A put option written by the Fund also will require the Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

         A forward foreign currency contract that obligates the Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in a foreign currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

         Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, the Fund will hold cash, U.S. Government securities and other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, the Fund could own securities substantially replicating the movement of the particular index.

         In the case of a futures contract, the Fund must deposit initial margin and variation margin, as often as daily if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require the Fund to deposit margin to the extent necessary to meet the Fund's commitments.

         In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. The Fund may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the offsetting transaction must terminate at the time of or after the primary transaction.

                           INVESTMENT RESTRICTIONS

         The Trust, on behalf of the Fund, has adopted the fundamental investment restrictions numbered 1 through 10 which may not be changed with respect to the Fund without the approval of the holders of a majority of the Fund's outstanding voting shares. Investment restrictions numbered 11 through 18 are not fundamental policies and may be changed at any time by vote of a majority of the Trustees of the Trust.

         As used in this Statement of Additional Information, with respect to matters required by the provisions of the 1940 Act to be submitted to shareholders, the term "majority of the outstanding shares" of either the Trust or the Fund means the vote of the lesser of: (i) 67% or more of the shares of the Trust or Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Trust or Fund.

As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

         (1) Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate and except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

         (2) Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         (3) Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective(s), policies and limitations may be deemed to be underwriting and except to the extent that it may be deemed an underwriter in connection with the disposition of the Fund's portfolio securities.

         (4) Borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund maintains asset coverage of 300% for all borrowings.

         (5) Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Fund provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

         (6) Purchase or sell commodity contracts (except to the extent permitted by the Fund's investment objective and policies).

         (7) Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective(s) and policies and may lend portfolio securities.

         (8) Purchase securities of companies for the purpose of exercising control.

         (9) Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalists or certificates of deposit for any such securities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust; except that up to 25% of the value of the Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, (a) a security is considered to be issued by the entity (or entities) whose assets and revenues back the security, and (b) a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         (10) Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         As a matter of non-fundamental policy, the Trust, on behalf of the Fund, may not:

         (11) Purchase, write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

         (12) Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         (13) Invest in oil, gas or mineral exploration or development programs, or related leases.

         (14) Purchase securities of unseasoned issuers, at which time, including predecessors, at the time of purchase have been in operation for less than three years.

         (15) Purchase equity securities of issuers that are not readily marketable if the value of the Fund's aggregate investment in such securities will exceed 5% of its total assets.

         (16) Lend its securities if collateral values are not continuously maintained at no less than 100% by market to market daily.

         (17) Invest more than 5% of its net assets in warrants, valued at lower of cost or market. In addition the Trust on behalf of the Fund, will not invest more than 2% of its net assets in warrants not listed on the New York or American Stock Exchange.

         (18) Purchase or sell real estate, or real estate limited partnership interests.


         For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, the Fund.

                             TRUSTEES AND OFFICERS

         Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.



                                                      Principal Occupation(s)
Name and Address            Position(s) with Trust      During Past 5 Years
----------------            ----------------------    -----------------------
J. Hord Armstrong, III (54)        Trustee              Chairman and  CEO, D&K
8000 Maryland Avenue                                    Wholesale Drug, Inc., a
Suite 1190                                              distributor of pharmaceutical
St. Louis, Missouri 63105                               products, since 1987, Vice
                                                        President/Treasurer, Chief
                                                        Financial Officer, Arch Mineral
                                                        Corporation, a miner of
                                                        bituminous coal, prior thereto.

                                                               Principal Occupation(s)
Name and Address                 Position(s) with Trust          During Past 5 Years
----------------                ------------------------       ------------------------
David Holford Benson* (57)             Trustee                  Non-Executive Director of
Kleinwort Benson Limited                                        Kleinwort Benson Group plc.
P.O. Box 560                                                    (formerly Vice Chairman). Non-
20 Fenchurch Street                                             Executive Director for the past 5
London, EC3 P3DB, England                                       years of the following: British Gas
                                                                plc., a U.K. gas company;
                                                                Marshall Cavendish Limited, a
                                                                U.K. printing company; The
                                                                Rouse Company, a U.S. real
                                                                estate company; Harrow
                                                                Corporation, a U.S. household
                                                                security products corporation;
                                                                and Leach International, a U.S.
                                                                medical diagnostic/aerospace
                                                                company. Chairman, Kleinwort
                                                                Charter Investment Trust plc.
                                                                since March 1992.


Lee F. Fetter (42)                     Chairman                 Chief Operating and Financial
660 S. Euclid, Box 8003                                         Officer of Washington University
St. Louis, Missouri 63110                                       School of Medicine since 1983.
                                                                Advisory Director, Field Inversion
                                                                Technologies Co. since 1986.
                                                                Director, Southern Medical
                                                                Center Insurance Company since
                                                                1988. Director, Medical Center
                                                                HMO Insurance Company (d/b/a/
                                                                Partners HMO) since 1990.
                                                                Trustee, Locust Street Fund
                                                                1987-1991.



Henry O. Johnston (58)                 Trustee                  President of Fordyce Four,
9650 Clayton Road                                               Incorporated, a corporation
St. Louis, Missouri 63124                                       engaged in the acquisition and
                                                                management of personal
                                                                investments.

                                                                             Principal Occupation(s)
Name and Address                    Position(s) with Trust                      During Past 5 Years
----------------                    ----------------------                  -------------------------
L. White Matthews, III (49)            Trustee                                  Executive Vice President of
Eighth and Eaton Avenues                                                        Finance since 1987 and Vice
Bethlehem, Pennsylvania 18018                                                   President and Treasurer from
                                                                                1982 through 1987, Union Pacific
                                                                                Corporation, a company engaged
                                                                                in transportation, exploration and
                                                                                refining of hydrocarbons, mining
                                                                                and real estate. Prior thereto,
                                                                                Treasurer and Chief Accounting
                                                                                Officer of Missouri Pacific
                                                                                Corporation and Vice President-
                                                                                Finance of Missouri Pacific
                                                                                Railroad Company. Director of
                                                                                First American Bank of New
                                                                                York; Trustee of Moravian
                                                                                College and Moravian Academy.

Nicholas G. Penniman, IV (57)          Trustee                                  Publisher, St. Louis Post-
900 N. Tucker Boulevard                                                         Dispatch since 1986. Senior Vice
St. Louis, Missouri 63101                                                       President, Pulitzer Publishing
                                                                                Company since 1986. Director,
                                                                                Pulitzer Publishing Company.
                                                                                Director and Chairman of the
                                                                                Board of Penniman & Browne,
                                                                                Inc., an environmental testing
                                                                                laboratory, since 1982. Member
                                                                                of the Board, Joseph Pulitzer
                                                                                Pension Plan. Trustee, Locust
                                                                                Street Fund, 1987 to 1991.

Susan L. West (36)                     President                                 Chief Operating Officer, Concord
323 Norristown Road                                                              Financial Group, since July 1993;
Ambler, Pennsylvania 19002                                                       prior thereto, Executive Vice
                                                                                 President of Concord Holding
                                                                                 Corporation.

William J. Tomko (36)                  Vice President                            Vice President, BISYS Fund
3435 Stelzer Road                                                                Services, Inc.
Columbus, Ohio  43219

Martin Dean (31)                       Treasurer                                 Manager, Mutual Fund
3435 Stelzer Road                                                                Accounting, BISYS Fund
Columbus, Ohio  43219                                                            Services, Inc. since May 1994.
                                                                                 Prior thereto, Senior Manager,
                                                                                 KPMG Peat Marwick.

                                                                                              Principal Occupation(s)
Name and Address                                Position(s) with Trust                          During Past 5 Years
----------------                                ----------------------                        -----------------------
Lester J. Lay (32)                               Assistant Treasurer                           Vice-President, Mutual Fund
125 West 55th Street                                                                           Accounting, of Concord Holding
New York, New York 10019                                                                       Corporation and Concord
                                                                                               Financial Group from November
                                                                                               1994 to date.  Assistant Vice
                                                                                               President, Mutual Fund
                                                                                               Accounting, Dean Witter
                                                                                               InterCapital, Inc., October 1985
                                                                                               to November 1994.


George O. Martinez (36)                          Secretary                                     Senior Vice President and
3435 Stelzer Road                                                                              Director of Legal and Compliance
Columbus, Ohio 43219                                                                           Services of BISYS Fund
                                                                                               Services, Inc. since April 1995.
                                                                                               Prior thereto, Vice President and
                                                                                               Associate General Counsel of
                                                                                               Alliance Capital Management
                                                                                               L.P.


Sheldon A. Jones (57)                            Assistant Secretary                           Partner of the law firm of Dechert
Ten Post Office Square South                                                                   Price and Rhoads.
Boston, Massachusetts 02109


         The Agreement and Declaration of Trust of the Trust (the "Trust Agreement") provides that, subject to its provisions, the business of the Trust shall be managed by the Trustees. The Trust Agreement provides that: (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to their general supervision, advisory and administration services and duties, and also including distribution, custodian, transfer and dividend disbursing agency, shareholder servicing and accounting services and duties, (b) a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law, and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause (a).

         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and/or may have in the future, transactions with Boatmen's, its parent, Boatmen's Bancshares Inc., Kleinwort Benson Investment Management Americas Inc. (investment manager to the Pilot Kleinwort Benson International Equity Fund), Concord and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be ordinary transactions, and that the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms of comparable transactions with other customers.

         Each officer holds comparable positions with certain other investment companies for which BISYS, Concord, and their affiliates serve as administrator and/or distributor.

         The following table provides information relating to the aggregate compensation received by the Trustees from the Registrant for the period January 1, 1995 through August 31, 1995.

                               COMPENSATION TABLE


        (1)                   (2)                    (3)                  (4)                    (5)
                                                   Pension or                                Total Compensation
                             Aggregate             Retirement          Estimated Annual        From Registrant
                            Compensation          Benefits Upon         Benefits Upon          and Fund Complex
Name of Person             From Registrant         Retirement            Retirement            Paid to Persons

J. Hord Armstrong, III       $10,000                    0                    0                   $10,000
David Hartford Benson          $0                       0                    0                     $0
Lee F. Fetter (Chairman)     $10,000                    0                    0                   $10,000
Henry O. Johnston            $11,500                    0                    0                   $11,500
L. White Matthews, III       $11,500                    0                    0                   $11,500
Nicholas G. Penniman, IV     $11,500                    0                    0                   $11,500

        Each of the Trustees who is not an "interested person" of the Trust for purposes of the 1940 Act (the "non-interested Trustees") is compensated by the Trust for his services as such. The compensation paid to the non-interested Trustees other than the Chairman is $7,000 per year and $750 for each meeting attended by such Trustee. The compensation paid to the Chairman is $9,500 and $750 for each Trustee meeting attended. Each of the non-interested Trustees is entitled to reimbursement for out-of-pocket expenses. The aggregate of the Trustees' fees, plus out-of-pocket expenses, during the period ended August 31, 1995 distributed to or accrued for the account of the non-interested Trustees (six persons) amounted to approximately $62,727, which amount represented the total compensation paid by the Trust to the Trustees during that year.

       INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

THE ADVISER

         Boatmen's Trust Company, a subsidiary of Boatmen's Bancshares, Inc., P.O. Box 14737, 100 North Broadway, St. Louis, Missouri 63178-4737, acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the Fund, and Boatmen's. As adviser, Boatmen's is responsible for the management of the Fund's assets, subject to the supervision of the Trustees of the Trust.

         The Trust has no present intention of purchasing any securities issued by Boatmen's, Boatmen's Bancshares, Inc. or any of its affiliates. Mr. Henry O. Johnston, a Trustee of the Trust, owns shares amounting to less than one-tenth of one percent (.001%) of the outstanding shares of common stock of Boatmen's Bancshares, Inc.

         The Advisory Agreement provides that, subject to Section 36 of the 1940 Act, Boatmen's will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, except liability to the Trust or its Shareholders to which Boatmen's would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of, or its reckless disregard of, its obligations and duties under the Agreement. The Agreement provides that the Trust will indemnify Boatmen's against certain liabilities, including liabilities under the Federal securities laws, or, in lieu thereof, contribute to resulting losses.

         As compensation for the services rendered to the Trust by Boatmen's as investment adviser, and the assumption by Boatmen's of the expenses related thereto, Boatmen's is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1% of the average daily net assets of the Fund.

         In connection with the foregoing services, Boatmen's bears all costs incurred by it in connection with the performance of its duties, other than the cost (including taxes and brokerage commission, if any) of securities purchased for the Fund.

         The Trust is responsible for all expenses incurred by the Fund, other than those expressly borne by Boatmen's, the Distributor, Concord and the Transfer Agent under the Advisory, Distribution, Administration or Transfer Agency Agreements. Such expenses include, without limitation, the fees payable to Boatmen's, Concord and the Transfer Agent, fees and expenses incurred in connection with membership in investment company organizations, the fees and expenses of the Trust's custodian and fund accounting agent, brokerage fees and commissions, any portfolio losses, filing fees for the registration or qualification of Trust Shares under federal or state securities laws, expenses of the organization of the Trust, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing and tax fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's Shareholders and regulatory authorities, compensation and expenses of its Trustees and extraordinary expenses incurred by the Trust. If, however, in any fiscal year, the sum of the Fund's expenses (excluding taxes, interest, brokerage and extraordinary expenses such as for litigation) exceeds the expense limitations applicable to the Fund imposed by state securities administrators, as such limitations may be lowered or raised from time to time, the Trust's agreements with Boatmen's provide that the Fund is entitled to be reimbursed by Boatmen's to the extent required by these expense limitations. As of the date hereof, the most restrictive expense limitation imposed by state securities administrators of which the Trust is aware provides that annual expenses (as defined) may not exceed 2-1/2% of the first $30,000,000 of the Fund's average net assets, plus 2% of the next $70,000,000 of such assets, plus 1/2% of such assets in excess of $100,000,000, provided that (under the Missouri expense limitation) the aggregate annual expenses of every type paid or incurred by the Trust, on behalf of the Fund or its Shareholders, must be substantially comparable with the aggregate annual operating and advisory expenses incurred by other investment companieswith similar objectives and operating policies.

         The Advisory Agreement for the Fund was approved by the Trustees, including the "non-interested" Trustees, on November 1, 1995. The
Advisory Agreement will remain in effect until July 31, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually: (1) by the vote of a majority of the outstanding shares of the Fund (as defined under "Investment Restrictions") or by the Trustees of the Trust, and by the vote of a majority of the "non-interested" Trustees. The Advisory Agreement will terminate automatically if assigned (as defined in the 1940
Act), and is terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding Shares of the Fund affected thereby (as defined under "Investment Restrictions") on 60 days' written notice to Boatmen's, and by Boatmen's on 60 days' written notice to the Trust.

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Boatmen's is a state-chartered trust company. Boatmen's believes that it may perform the services contemplated by its agreement with the Trust without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Boatmen's from continuing to perform such services for the Trust.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of Boatmen's in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Boatmen's and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of the Fund or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Boatmen's would consider the possibility of offering to provide some or all of the services now provided by Concord and the Distributor. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Boatmen's might offer to provide services for consideration by the Trustees.

THE ADMINISTRATOR

         Concord Holding Corporation ("Concord"), with principal offices at 125 West 55th Street, New York, New York 10019, was organized in June of 1987. Concord also serves as administrator to several other investment companies. Concord is a wholly-owned subsidiary of The BISYS Group, Inc.

         Concord provides administrative services for the Fund as described in the Prospectus pursuant to an Administration Agreement with the Trust dated as of March 31, 1994. The Agreement will continue in effect with respect to the Fund until May 31, 1996 and thereafter will be automatically extended as to the Fund for successive periods of three years, provided that such continuance is specifically approved: (a) by a vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined under "Investment Restrictions"). The Agreement is terminable by the Board of Trustees of the Trust with regard to the Fund, without the payment of any penalty, at any time if for cause. "Cause" shall mean a material breach by Concord of its obligations under the Agreement which shall not have been cured within 60 days after the date on which Concord shall have received written notice setting forth in detail the facts alleged to give rise to the breach.

         For its services under the Administration Agreement, Concord is entitled to receive an administration fee from the Trust, which is calculated based on the net assets of all investment portfolios of the Trust combined. Under the Administration Agreement, the Fund pays its pro rata share of an annual fee to Concord, computed daily and payable monthly, of .115 of 1% of the Trust's average net assets up to $1.5 billion, .110 of 1% of the Trust's average net assets on the next $1.5 billion, and .1075 of 1% of the Trust's average net assets in excess of $3 billion. From time to time, Concord may waive fees or reimburse the Trust for expenses, either voluntarily or as required by certain state securities laws.

         Concord will bear all expenses in connection with the performance of its services under the Administration Agreement for the Trust with the exception of fees charged by State Street Bank and Trust Company for certain fund accounting services which are borne by the Fund.

         The Administration Agreement provides that Concord shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which the Agreement relates except a loss resulting from willful misfeasance, bad faith or negligence in the performance of Concord's duties or from the reckless disregard by Concord of its obligations and duties thereunder.

THE DISTRIBUTOR

         Pilot Funds Distributors Inc. (the "Distributor"), is a registered broker-dealer and a wholly-owned subsidiary of Concord, located at 125 West 55th Street, New York, New York 10019. Pending the registration of Pilot Funds Distributors, Inc. in all states, Concord Financial Group, Inc. will act as the Fund's distributor in those states in which Pilot Funds Distributors, Inc. is not currently registered to sell Fund shares.

         The Distribution Agreement with the Distributor will continue in effect with respect to the Fund until May 31, 1996 and thereafter will be automatically extended for successive terms of one year, provided that such continuance is specifically approved: (a) by a majority of those members of the Board of Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any plan that has been adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act ("Plan") or in any agreement entered into in connection with such plans ("Disinterested Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust (as defined under "Investment Restrictions"). The Agreement is terminable by the Trust at any time with regard to any class of its shares, without the payment of any penalty, by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities of such class (as defined under "Investment Restrictions") on 60 days' written notice to the Distributor, or by the Distributor at any time, without payment of any penalty, on 60 days' written notice to the Trust.

THE TRANSFER AGENT

         BISYS Fund Services Ohio, Inc. (the "Transfer Agent"), located at 3435 Stelzer Road, Columbus, Ohio 43219 serves as the Fund's transfer agent and dividend disbursing agent. Under its Transfer Agency Agreement with the Trust, the Transfer Agent, has undertaken with the Trust to: (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, or monthly statements in lieu thereof, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

                            PORTFOLIO TRANSACTIONS

         As investment adviser, Boatmen's is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of the Fund, Boatmen's is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Boatmen's will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, Boatmen's will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

         While Boatmen's generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy,

Boatmen's will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, Boatmen's, or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by Boatmen's in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund; and the services furnished by such brokers may be used by Boatmen's in providing investment advisory and investment management services for the Trust.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees of the Trust.

         In certain instances there may be securities which are suitable for more than one fund as well as for one or more of the other clients of Boatmen's. Investment decisions for the Fund and for Boatmen's other clients are made with a view toward achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more client when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce superior executions for the Fund.

         The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions.

                               NET ASSET VALUE

         The net asset value per Share of the Fund is determined by the Fund's custodian at 3:00 p.m., Central time (4:00 p.m., New York time), on each Business Day as defined in the Prospectus. In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees of the Trust will reconsider the time at which net asset value is computed. In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the Securities and Exchange Commission or its staff.

         Portfolio securities of the Fund are valued as follows: (a) securities that are traded on any U.S. or foreign stock exchange or the National Association of Securities Dealers NASDAQ System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ prior to the Trust's valuation time; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked price and securities traded on a foreign exchange will be valued at the official bid price; (b) over-the-counter stocks not quoted on NASDAQ are valued at the last sale price prior to the Trust's valuation time or, if no sale occurs, at the mean between the last bid and asked price; (c) debt securities are valued by a pricing service selected by Boatmen's and approved by the Trustees of the Trust, which prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by Boatmen's to be representative of market values at the Trust's valuation time; (d) options and futures contracts are valued at the last sale price on the market prior to the Trust's valuation time where any such option or futures contract is principally traded; (e) forward foreign currency exchange contracts are valued at their respective current fair market values supplied by a dealer in such contracts prior to the Trust's valuation time determined on the basis of prices supplied by a dealer in such contracts; and (f) all other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by Boatmen's to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotation is available, are valued at fair value as determined in good faith pursuant to procedures established by the Trustees of the Trust, including use of a Valuation Committee. Money market instruments held by the Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method.

         Portfolio securities traded on more than one United States national securities exchange or foreign securities exchange are valued at the last sale price on each business day prior to the Trust's valuation time on the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the rates of such currencies against U.S. dollars last quoted by any major bank between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Trust.

         Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business on each business day of the Trust. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in the United States. Furthermore, trading takes place in various foreign markets on days which are not business days in the United States and on days on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the Trust's valuation time will not be reflected in the Fund's calculation of net asset values unless Boatmen's deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

         The proceeds received by the Fund and each additional portfolio established by the Trustees of the Trust for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities of the Fund and a share of the general liabilities of the Trust. Expenses with respect to the Trust are generally allocated in proportion to the net asset values of the respective portfolios except where allocations of direct expenses can otherwise be fairly made. In addition, certain distribution and service fees will be borne exclusively by the class to which they relate.

            MATTERS RELATING TO CLASS A SHARES AND CLASS B SHARES

         As distributor, the Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. The Distributor is entitled to the payment of a front-end sales charge on the sale of Class A Shares of the Fund as described in the Prospectus for such Shares. The Distributor is also entitled to the payment of a contingent deferred sales charge upon redemption of Class B Shares of the Fund as described in the Prospectus for such Shares.

        The Distributor is also entitled to payment by the Trust for distribution in addition to the sales charges described in the Prospectus. Under the Trust's Distribution Plan for Class A Shares of the Fund, the Trust pays fees for the provision of services by Service Organizations (which may include the Distributor itself). These payments are based on the average daily value of the Class A Shares beneficially owned by persons ("Clients") for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship. Under the Trust's Distribution Plan for Class B Shares of the Fund, the Trust may pay the Distributor for (a) expenses incurred in connection with advertising and marketing shares of the Fund, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, telemarketing or direct mail solicitations; (b) fees for services rendered with respect to Class B Shares similar to those services described above with respect to Class A Shares; (c) expenses incurred in preparing, printing and distributing Prospectuses (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the Distribution Plan; and (d) interest on amounts expended by the Distributor that are not immediately repaid by the Trust (to the extent approved by the Board of Trustees and permitted by published positions of the Securities and Exchange Commission).

        Services provided by Service Organizations pursuant to the Distribution Plans may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that beneficially own Class A or Class B Shares; (ii) processing dividend and distribution payments on behalf of Clients; (iii) providing information periodically to Clients regarding their Share positions; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Shares; (vi) providing the information to the Fund necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and
(x) providing other similar services.

        The Distribution Plan for Class A Shares provides that the Distributor is entitled to receive distribution payments on a monthly basis at an annual rate not exceeding .25% of the average daily net assets during such month of the outstanding Shares to which a particular Plan relates. If in any month the Distributor expends or is due more monies than can be immediately paid due to this percentage limitation, the unpaid amount is carried forward from month to month while the Distribution Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitation. Conversely, if in any month the Distributor does not expend the entire amount then available under a Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Distribution Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

        The Distribution Plan for Class B Shares provides that the Distributor is entitled to receive distribution payments on a monthly basis at an annual rate not exceeding 1.00% of the average daily net assets during such month of the outstanding Shares to which such Plan relates. Not more than 0.25% of such net assets will be used to compensate Service Organizations for personal services provided to Class B Shareholders and/or the maintenance of such shareholders' accounts and not more than .75% of such net assets will be used for promotional and other primary distribution activities.

        Payments made out of or charged against the assets of a particular class of Shares of the Fund must be in payment for expenses incurred on behalf of that class. (The Distribution Plans permit, however, joint distribution financing by the Fund or other investment portfolios or companies that are affiliated persons of the Fund, affiliated persons of such a person, or affiliated persons of the Distributor, in accordance with applicable regulations of the Securities and Exchange Commission.)

         Payments for distribution expenses under a particular Distribution Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. Payments under the Distribution Plans are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan which has been adopted by the Trustees of the Trust for the benefit of the Fund. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Trust] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plans provide that a report of the amounts expended under the respective Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The Distribution Plans for Class A Shares and Class B Shares provide that they may not be amended to increase materially the costs which Class A or Class B Shares of the Fund may bear for distribution pursuant to the respective Distribution Plans without shareholder approval, and both Plans provide that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees"). In addition, as long as the Distribution Plans for the respective Share classes are in effect, the nomination of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the non-interested Trustees.

         The Board of Trustees of the Trust has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and Class A and Class B Shareholders, respectively. The Plan is subject to annual re-approval by a majority of the Disinterested Trustees of the Trust and are terminable at any time with respect to the Fund by a vote of a majority of such Trustees or, with respect to the Distribution Plans, by vote of the holders of a majority of the applicable Shares of the Fund. Any agreement entered into pursuant to the respective Distribution Plans with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the applicable Shares of the Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

         Banks may act as Service Organizations and receive payments under the Distribution Plans as described. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself or herself of any automatic investment or other services than being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of these occurrences.

         The Trust understands that Boatmen's and its affiliates and/or some Service Organizations may charge their clients a direct fee for services in connection with their investments in the Fund. These fees would be in addition to any amounts which might be received under the respective Plan. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         As described in the Prospectus for such Shares, Class A Shares and Class B Shares may be purchased directly from the Distributor or by Clients of certain financial institutions such as broker-dealers that have entered into selling and/or servicing agreements with the Distributor ("Service Organizations"). Pilot Shares may be purchased by Boatmen's and its affiliates acting on behalf of themselves and persons maintaining qualified accounts at such institutions, as described in the Prospectus for such Shares. Individuals may not purchase Pilot Shares directly. Boatmen's and its affiliates and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Trust and described in the Prospectuses. Depending on the terms of the particular account, these entities may charge their customers fees for automatic investment, redemption and other services. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Boatmen's and its affiliates and Service Organizations are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of shares prior to such purchase.

         Purchase orders will be effected only on business days. Persons wishing to purchase shares through their accounts at a Service Organization (for Class A Shares and Class B Shares, or at Boatmen's or its affiliates (for Pilot Shares), should contact such entity directly for appropriate instructions.

         An investor desiring to purchase Class A Shares or Class B Shares directly from the Trust by wire should request his or her bank to transmit immediately available funds by wire State Street Bank and Trust Company, Boston, MA, ABA # 011000028, Re: PFTC, f/b/o Pilot Funds Incoming Wire Account DDA No. 52165420, for purchase of shares in the investor's name. It is important that the wire include the investor's name, address, and taxpayer identification number, indicate whether a new account is being established or a subsequent payment is being made to an established account and indicate the name of the Fund and the class of shares being purchased. If a subsequent payment is being made, the investor's Fund account number should be included. An investor in Class A Shares or Class B Shares must have completed and forwarded to the Transfer Agent an Account Application including any required signature guarantees, before any redemptions of shares purchased by wire may be processed.

         Class A Shares of the Fund are sold with a front-end sales charge. As described in the Prospectus for Class A Shares of the Fund, a front-end sales charge will not be imposed on certain types of transactions and/or investors (provided the status of the investment is explained at the time of investment). These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

         Class B Shares of the Fund are sold without a front-end sales charge, but are subject to a contingent deferred sales charge. As described in the Prospectus for Class B Shares, the contingent deferred sales charge is not charged on certain types of redemptions. You must explain the status of your redemption at the time you redeem your shares in order to receive the sales charge exemption.

         Boatmen's and/or the Distributor may charge certain fees for acting as Custodian for IRAs or 401(k) retirement plans, payment of which could require the liquidation of shares. Consult the appropriate form for a description of these fees. Purchases for IRA accounts or 401(k) retirement plans will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

SUPPLEMENTARY REDEMPTION INFORMATION

         An investor whose shares are purchased through accounts at Boatmen's or its affiliates or a Service Organization may redeem all or part of his or her shares in accordance with instructions pertaining to such accounts. Shares in the Fund for which orders placed by Boatmen's or its affiliates, a Service Organization or individual investor for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 3:00 p.m. Central time) will be redeemed as of the close of regular trading on such Exchange and the proceeds of redemption (less any applicable contingent deferred sales charge) will normally be wired in federal funds on the next business day to the commercial bank specified by the individual investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent), or to the Service Organization through which the investment was made. To qualify to use the wire redemption privilege with the Trust, the payment for shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares in the Fund for which orders for wire redemption are received by the Trust after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of regular trading on such Exchange on the next day on which shares of the Fund are priced and the proceeds (less any applicable contingent deferred sales charge) will normally be wired in federal funds on the next business day thereafter. Redemption proceeds (less any applicable contingent deferred sales charge) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

         To change the commercial bank or account designated to receive redemption proceeds from Class A Shares or Class B Shares a written request must be sent to The Pilot Funds, c/o Primary Funds Service Corp., P.O. Box 9742, Providence, RI 029040-9742. Such request must be signed by each shareholder, with each signature guaranteed as described in the Fund's Prospectus. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature.

         For processing redemptions or to change wiring instructions with the Trust, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

EXCHANGE PRIVILEGE

         The Trust offers an exchange privilege whereby investors may exchange all or part of their Class A Shares for Class A Shares of the other Pilot Funds; Class B Shares for Class B Shares of the other Pilot Funds; and Pilot Shares for Pilot Shares of the other Pilot Funds and the other investment portfolios of the Trust. By use of this exchange privilege, the investor authorizes the Transfer Agent to act on telephonic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his or her basis in such shares at the time of the transaction.

         Exchange transactions described in Paragraphs A, B and C below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction. Paragraphs A, B and C relate only to whether a front-end sales charge will be imposed, not to whether a particular exchange transaction is permissible or impermissible.

A. Class A Shares, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a front-end sales charge for Class A Shares of any non-money market investment portfolio of the Trust.

B. Shares of any investment portfolio of the Trust acquired by a previous exchange transaction involving shares on which a front-end sales charge has directly or indirectly been paid (e.g., Class A Shares issued in connection with an exchange transaction involving Class A Shares), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a front-end sales charge for Class A Shares of any other non-money market investment portfolio of the Trust. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

C. Class A Shares of any non-money market portfolio acquired in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with Boatmen's or its affiliates may be exchanged without a front-end sales charge for Class A Shares of any non-money market investment portfolio of the Trust.

         Class B Shares acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, Class B Shares may be exchanged for other Class B Shares without the payment of a contingent deferred sales charge at the time of exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Class B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

         In addition, as described in the Prospectus, under certain circumstances exchange transactions between Class A Shares and Pilot Shares in the same Fund may be permitted without the payment of a front-end sales charge.

         Except as stated above, a front-end sales charge will be imposed when shares of any investment portfolio of the Trust that were purchased or otherwise acquired without a front-end sales charge are exchanged for shares of a non-money market investment portfolio of the Trust subject to such a front-end charge.

         Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolios from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

RIGHT OF ACCUMULATION AND STATEMENT OF INTENTION

         For the purpose of applying the Right of Accumulation or Statement of Intention privileges available to certain Class A Share investors in the Funds as described in the Prospectus, the scale of sales charges applies to purchases of Class A Shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor.

MISCELLANEOUS

         Certificates for shares will not be issued.

         With respect to the Fund, a "business day" is a day on which the New York Stock Exchange is open for trading, and includes Martin Luther King, Jr. Day, Columbus Day and Veterans Day. The scheduled 1995 holidays on which the New York Stock Exchange is closed are: New Year's Day (observed), President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

         The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange

Commission. (The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Trust reserves the right to require a shareholder to redeem involuntarily shares in an account (other than an IRA or Qualified Retirement Plan account) if the balance held of record by the shareholder drops below $1,000 and such shareholder does not increase such balance to $1,000 or more upon 30 days' notice. The Trust will not require a shareholder to redeem shares of the Fund if the balance held of record by the shareholder is less than $1,000 solely because of a decline in the net asset value of the Fund's shares or because the shareholder has made an initial investment in a lower amount as provided for in the Fund's Prospectus. The Trust may also redeem shares involuntarily if such redemption is appropriate to carry out the Trust's responsibilities under the 1940 Act.

         The Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund's Prospectus from time to time.

IN KIND PURCHASES

         Payment for shares of the Fund may, in the discretion of Boatmen's, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact Boatmen's. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

REDEMPTIONS IN KIND

         If the Board of Trustees determines that conditions exist which make payment of redemptions proceeds wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. The Fund may commit that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

                     CALCULATION OF PERFORMANCE QUOTATIONS

         From time to time, the yields and the total returns of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information with respect to the Fund is generally available by calling (800) 71-PILOT. Yields and total returns as reported in the following publications may be used to compare the performance of the Fund or any one of them to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds: LIPPER ANALYTICAL SERVICES, INCORPORATED, WEISENBERGER INVESTMENT COMPANIES SERVICE, DONOGHUE'S MONEY FUND REPORT, BARRON'S, BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, MONEY, PERSONAL INVESTOR, SYLVIA PORTER'S PERSONAL FINANCE and THE WALL STREET JOURNAL.

         From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

         In addition, in such communication, Boatmen's may offer opinions on current economic conditions.

TOTAL RETURN CALCULATIONS

         The Fund computes its average annual total return separately for its separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                  ERV
     T  =  [( - - - - ) 1/n  - 1]
                   P

     Where:  T       =       average annual total return.

             ERV     =       ending redeemable value at the end of the period
                             covered by the computation of a hypothetical
                             $1,000 payment made at the beginning of the period.

             P       =       hypothetical initial payment of $1,000.

             n       =       period covered by the computation, expressed in
                             terms of years.

        The Fund computes its aggregate total returns separately for its separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                                        ERV
        aggregate total return  =  [( - - - -    - 1 )].
                                         P

        The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales charge in connection with the purchase of Class A Shares and the deduction of any applicable contingent deferred sales charge with respect to Class B Shares.

        The Fund may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect such sales charges will, of course, be higher than quotations that do.

        Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for the Fund will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions, as well as the expenses allocated to the Fund. The return of the Fund may not be readily comparable to other investment alternatives because of differences in the foregoing variables and the methods used to value portfolio securities, compute expenses and calculate return.

         Average annual total return, aggregate total return, yield and tax equivalent yield are calculated separately for Pilot Shares, Class A Shares and Class B Shares. Pilot Shares, Class A Shares and Class B Shares are subject to different fees and expenses and may have different performance for the same period.


                               TAX INFORMATION

         The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve supervision of management or investment practices by any governmental agency or bureau.

         In order to qualify as a regulated investment company, the Fund must, among other things: (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (such as gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its annual gross income from the sale or other disposition of: (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or foreign currency options, futures or forward contracts) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities), held less than three months (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each quarter of its taxable year:
(i) at least 50% of the market value of the Fund's assets is represented by cash and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer.

         The Fund, as a regulated investment company, generally should not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are distributed to Shareholders in any taxable year, provided that the Fund distributes at least 90% of its investment company taxable income and its net tax-exempt interest income, if any, each taxable year. In order to avoid a 4% federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not taking into account any capital gains or loss) for such year, at least 98% of the excess of its capital gains over its capital losses (adjusted for certain ordinary losses) computed on the basis of the one-year period ending on October 31 of such year, and any ordinary income and capital gains for previous years that were not distributed during those years. A distribution, including an "exempt-interest dividend", will be treated as having been paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared.

         Dividends paid out of the Fund's investment company taxable income will be treated as ordinary income in the hands of Shareholders. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. Distributions of net capital gains, if any, which are designated as capital gain dividends are taxable to Shareholders as long-term capital gain, regardless of the length of time the Shares of the Fund have been held by such Shareholders, and are not eligible for the corporate dividends-received deduction. Net capital gains for a taxable year are computed by taking into account any capital loss carry-forward of the Fund.

         Distributions of investment company taxable income and net capital gains will be taxable as described above, whether received in additional Shares or in cash. Shareholders electing to receive distributions in the form of additional Shares will have a cost basis in each Share so received equal to the net asset value of such Share on the reinvestment date.

         Gain derived by the Fund from the disposition of any market discount bonds (I.E., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price), including tax-exempt market discount bonds, held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

         The taxation of equity options and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options, futures contracts and forward contracts in which the Fund may invest are "section 1256 contracts". Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

         Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to its Shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle position.

         Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to Shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to the Fund that did not engage in such hedging transactions.

         The 30% Limitation and the diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and forward contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables, or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its Shareholders as ordinary income.

         If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxableyear of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its Shareholders.

         If the Fund invests in foreign equity securities, it may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, the Fund may be able to elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized.

         Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the Shareholder with respect to such Shares.

         Under the Code, a Shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the Shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of Shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

         If the Fund invests in foreign securities, it may be subject to foreign withholding taxes on its investments in such securities. These taxes may be reduced under the terms of applicable tax treaties, and the Fund intends to satisfy any procedural requirements to qualify for benefits under these treaties. In the unlikely event that more than 50% of the value of its total assets at the close of a taxable year is composed of stock or securities of foreign corporations, the Fund may make an election under Code Section 853 to permit its Shareholders (subject to limitations) to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by the Fund in foreign countries. In the event such an election is made, Shareholders would be required to include their pro rata portion of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction for the taxes, subject to certain limitations under the Code. Shareholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income taxes. It is not expected, however, that more than 50% of the Fund's assets will consist of stock or securities of foreign corporations and, consequently, it is not expected that Shareholders will be eligible to claim a foreign tax credit or deduction with respect to foreign taxes paid by the Fund.

         The Fund will be required to report to the Internal Revenue Services (the "IRS") all taxable distributions (except in the case of certain exempt Shareholders). Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31%. This tax generally would be withheld if: (a) the payee fails to furnish the Fund with the payee's taxpayer identification number ("TIN") under penalties of perjury, (b) the IRS notifies the Fund that the TIN furnished by the payee is incorrect, (c) the IRS notifies the Fund that the payee has failed to properly report interest or dividend income to the IRS, or
(d) when required to do so, the payee fails to certify under penalties of perjury that it is not subject to backup withholding. An individual's TIN is his or her social security number. The Trust may refuse to accept an application that does not contain any required TIN or certification that the number provided is correct. If the withholding provisions are applicable, any distributions, whether taken in cash or reinvested in Shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         All distributions, whether received in Shares or cash, must be reported by each Shareholder on his or her federal income tax return. Each Shareholder should consult his or her own tax adviser to determine the state and local tax consequences of an investment in the Fund.

         The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each Shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of Shares of the Fund, including the possibility that such a Shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on certain distributions.

STATE AND LOCAL

         The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Trust and its Shareholders under such laws may differ from their treatment under Federal income tax laws. Also, an investment in the Fund may have different tax consequences for Shareholders than would a direct investment in the securities held by the Fund. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities, it may be appropriate for Shareholders to review with their tax advisers the state income tax consequences of investment by the Fund in securities issued or guaranteed as to principal and interest by the U.S. Government or its various agencies or instrumentalities, portfolio repurchase agreements, and securities loans.

         Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                        ORGANIZATION AND CAPITALIZATION

         The Trust is a Massachusetts business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 15, 1982, as amended (the "Declaration of Trust") under the name Centerland Fund. On June 1, 1994, the name of the Trust was changed to The Pilot Funds. Each Shareholder is deemed to have expressly assented and agreed to the terms of the Declaration of Trust and is deemed to be a party thereto. The authorized capital of the Trust consists of an unlimited number of units of beneficial interest which are referred to as "Shares" in this Statement of Additional Information. The Trustees have authority under the Declaration of Trust to create and classify Shares of beneficial interest in separate series ("Funds") without further action by Shareholders. The Trustees have established twelve Funds. Each Share of each Fund has a par value of $.001. It represents an equal proportionate interest in that Fund with each other Share, and is entitled to such distributions out of the income belonging to the Fund as are declared by the Trustees. Upon the liquidation of a Fund, Shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series or Fund of Shares into one or more classes. The Trustees have authorized the issuance of three classes of each of the Funds: Pilot Shares, Class A Shares and Class B Shares.

         Except as noted above with respect to the Distribution Plans for Class A Shares and Class B Shares, shares of the Funds bear the same types of ongoing expenses with respect to the Fund to which they belong. In addition, Class A Shares are subject to a front-end sales charge and Class B Shares are subject to a contingent deferred sales charge as described in the Prospectuses. The Classes also have different exchange privileges, and Class B Shares are subject to conversion as described in the Prospectus for those Shares. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder, except that Class A Shares of a particular Fund will be solely responsible for that Fund's payments pursuant to the Distribution Plan for those Shares and Class B Shares of a particular Fund will be solely responsible for that Fund's payments pursuant to the Distribution Plan for those Shares.

         Each Pilot Share, Class A Share and Class B Share is entitled to one vote. Fractional shares are entitled to proportionate fractional votes. Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Fund's Distribution Plan for Class A Shares and only Class B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Fund's Distribution Plan for Class B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to particular investment portfolios.

         Shares have neither cumulative voting rights nor any preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and nonassessable, except as expressly set forth below.

         The Trust Agreement provides for Shareholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of Shareholders, if any, called for the purpose of considering the election or reelection of the Trustee or successor thereto, and until the election and qualification of his successor, if any, elected at that meeting, or until the Trustee sooner dies, resigns, retires or is removed by the Shareholders or two-thirds of the Trustees.

         As of the date of this Statement of Additional Information, the Trustees and officers of the Trust owned beneficially less than 1% of the outstanding shares of the Funds.

SHAREHOLDER AND TRUSTEE LIABILITY

         The Trust is an entity of the type commonly known as a "Massachusetts business trust", which is the form in which many mutual funds are organized. Shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of Shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a Shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against a Shareholder for any act or obligation of the Trust, and satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of Shareholders is not material.

         The Declaration of Trust provides that the Trustees of the Trust shall not be liable for any action taken by them in good faith, and that they shall be fully protected in relying in good faith upon the records of the Trust and upon reports made to the Trust by persons selected in good faith by the Trustees as qualified to make such reports. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust provides that the Trust will indemnify Trustees and officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Trust, unless it is determined, in the manner provided in the Declaration of Trust, that they have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Trust, their conduct was in the best interests of the Trust and that, in all other cases, their conduct was at least not opposed to the best interest of the Trust (and that, in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration of Trust or the By-Laws protects or indemnifies Trustees or officers against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

         No series of the Trust is liable for the liabilities or obligations of any other series of the Trust.

                         CUSTODIAN AND SUBCUSTODIANS

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 is the custodian of the Fund's assets and also maintains the Trust's accounting records. State Street has established a network of foreign subcustodians to hold certain foreign securities purchased by the Fund, and The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, as subcustodian to hold cash and handle certain wire receipts and transfers of funds.

                     INDEPENDENT ACCOUNTANTS AND COUNSEL

         Price Waterhouse, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Fund. In addition to providing audit services, Price Waterhouse prepares the Trust's federal and state tax returns and provides consultation and assistance on accounting, internal control and related matters.

         Goodwin, Procter & Hoar, Exchange Place, Boston, Massachusetts 02109, serves as general counsel to the Funds.

                                    APPENDIX

                      DESCRIPTION OF SECURITIES RATINGS1

MOODY'S INVESTORS SERVICE, INC.

         AAA: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than with Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers, 1, 2, and 3 in the Aa, A and Baa categories. The modifier 1 indicates that the security ranks in the higher end of the applicable category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the category.

         Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). The distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are upper most in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

         MIG-1--Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2--Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.


---------------------

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to secruities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securites on the date of the Fund's taxable year end.

         A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. VMIG-1, VMIG-2 and VMIG-3 ratings carry the same definitions as MIG-1, MIG-2 and MIG-3, respectively.


STANDARD & POOR'S CORPORATION2

         AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. This rating indicates an extremely strong capacity to pay and interest and repay principal.

         AA: Debt rated AA also has a very strong capacity to pay interest and repay principal, and in the majority of instances it differs from AAA issues only in small degree. The ratings in AA may be modified by the addition of a plus ("+") or minus ("-") sign to show relative standing within the major rating categories.

         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Municipal notes issued since July 29, 1984 are rated "SP-1", "SP-2", and "SP-3". The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus ("+") sign is added to those issues determined to possess overwhelming safe characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, while an SP-3 designation indicates speculative capacity to pay principal and interest.

DUFF & PHELPS

         AAA: Instruments rated AAA are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA-: Instruments bearing these designations are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-: Protection factors for instruments bearing these designations are average but adequate. However, risk factors are more variable and greater in period of economic stress.

         BBB+, BBB, BBB-: Protection factors for instruments bearing these designations are below average but still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

         Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured Financings are also rated on this scale.



-----------------------


2. Rates all governmental bodies having $1,000,000 or more of debt outstanding, unless adequate information is not available.

FITCH INVESTORS SERVICE, INC.

         AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

         A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefor impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus ("+") and minus ("-") signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used within the "AAA" category. Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evaluating", where ratings may be raised or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

IBCA, INC.

         AAA: Obligations rated AAA are obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are likely to increase investment risk significantly.

         AA: Obligations rated AA are obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A: Obligations rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic, or financial conditions may lead to increased investment risk.

         BBB: Obligations rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         "+" or "-" may be appended to denote relative status within major rating categories. Rating Watch highlights an emerging situation which may materially affect the profile of a rated corporation.

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICES, INC.

         P-1: Issuers have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics:

         Leading market positions in well established industries.

         High rates of return on funds employed.

         Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well established access to a range of financial markets and assured sources of alternate liquidity.

         P-2: Issuers have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         P-3: Issuers have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

         A-1: Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus ("+") sign designation.

         A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

DUFF & PHELPS

         DUFF 1 PLUS: These instruments bear the highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         DUFF 1: These instruments bear very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

         DUFF 1 MINUS: These instruments bear high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         DUFF 2: These instruments bear good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         DUFF 3: These instruments bear satisfactory liquidity and other protection factors which qualify an issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         No ratings are issued for companies whose paper is not deemed to be of investment grade.

FITCH INVESTORS SERVICE, INC.

         F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

         F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

         F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

IBCA, INC.

         A1+: Obligations supported by the highest capacity for timely repayment.

         A1: Obligations supported by a very strong capacity for timely repayment.

         A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

         B1: Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

         "+" or "-" may be appended to denote relative status within major rating categories. Rating Watch highlights an emerging situation which may materially affect the profile of a rated corporation.